                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant /X/

     Filed by a party other than the registrant / /

     Check the appropriate box:

     /X/ Preliminary proxy statement        / / Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     / / Definitive proxy statement

     / / Definitive additional materials

     / / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
                           CHAMPION ENTERPRISES, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
                           CHAMPION ENTERPRISES, INC.
- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     /X/ $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2)
or Item 22(a)(2) of Schedule 14A.

     / / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.

     (1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

- --------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------

     (5) Total fee paid:

- --------------------------------------------------------------------------------

     / / Fee paid previously with preliminary materials.

- --------------------------------------------------------------------------------

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

- --------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

- --------------------------------------------------------------------------------

     (3) Filing party:

- --------------------------------------------------------------------------------

     (4) Date filed:

- --------------------------------------------------------------------------------

[CHAMPION LOGO]                                           CORPORATE HEADQUARTERS
                                                    AUBURN HILLS, MICHIGAN 48326
                                                                  (810) 340-9090

                                                                  March 20, 1995

Dear Shareholder:

     Your Company cordially invites you to attend the 1995 Annual Meeting of Shareholders which will be held at the Grand Hyatt New York, Park Avenue at Grand Central, New York, New York, 10017, on Monday, May 1, 1995 at 10:00 a.m., local time.

     It is important that your shares be represented at the meeting, regardless of how many you hold. Whether you plan to attend the meeting or not, we urge that you take the time to familiarize yourself with the enclosed proxy materials and that you then promptly sign, date and return the enclosed proxy card (or other request for voting instructions) in the postage-paid envelope provided, so that as many shares as possible may be represented at the meeting. This will not prevent you from voting your shares in person if you do attend the meeting.

     All shareholders will benefit from your cooperation, since the meeting will have to be adjourned without conducting any business (and the Company will have to incur additional proxy soliciting expenses) if less than a majority of the outstanding shares are represented.

                                            Sincerely,

                                            /s/ WALTER R. YOUNG, JR.

                                            Walter R. Young, Jr.
                                            Chairman of the Board
                                            of Directors, President and
                                            Chief Executive Officer

                           CHAMPION ENTERPRISES, INC.

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             TO BE HELD MAY 1, 1995

     The Annual Meeting of Shareholders of Champion Enterprises, Inc. will be held at the Grand Hyatt New York, Park Avenue at Grand Central, New York, New York, 10017, on Monday, May 1, 1995 at 10:00 a.m., local time, for the following purposes:

     1. To elect a Board of Directors;

     2. To consider a proposal to amend the Restated Articles of Incorporation to increase the number of authorized shares of Common Stock from 15,000,000 shares to 30,000,000 shares;

     3. To consider a proposal to approve the 1995 Stock Option and Incentive Plan;

     4. To consider a proposal to approve the 1995 Stock Retainer Plan for Non-employee Directors; and

     5. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has designated March 9, 1995 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

     You are invited to attend the meeting. However, if you do not expect to attend in person, you are urged to execute and return immediately the enclosed proxy, which is solicited by the Board of Directors. The proxy is revocable and will not affect your right to vote in person if you attend the meeting.

     If a shareholder is a participant in the Champion Enterprises, Inc. Savings Plan, the enclosed proxy card will represent the number of shares registered in the participant's name and/or the number of shares allocated to the participants's account under the Plan. For those shares held in the Plan, the enclosed proxy card will serve as a direction to the trustee under the Plan as to how the shares are to be voted.

                                            By Order of the Board of Directors,

                                            LOUIS M. BALIUS, SECRETARY

Auburn Hills, Michigan
March 20, 1995

                           CHAMPION ENTERPRISES, INC.
                        2701 UNIVERSITY DRIVE, SUITE 320
                          AUBURN HILLS, MICHIGAN 48326

                            ------------------------

                                PROXY STATEMENT
                  ANNUAL MEETING OF SHAREHOLDERS, MAY 1, 1995

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Champion Enterprises, Inc., a Michigan corporation (the "Company"), to be used at the Annual Meeting of Shareholders of the Company to be held on Monday, May 1, 1995, or at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders and in this Proxy Statement. Any shareholder giving a proxy may revoke it at any time prior to its exercise by written notice received by the Secretary of the Company prior to the Annual Meeting. A proxy in such form is automatically revoked if the shareholder attends in person and votes by ballot at the Annual Meeting, and is also revoked by any later proxy which states that it revokes prior proxies.

     Only shareholders of record of the Company's common stock, $1 par value ("Common Stock"), at the close of business on March 9, 1995 are entitled to notice of and to vote at the meeting or any adjournment thereof. On that date,
the Company had         shares of Common Stock issued and outstanding. Each
share of Common Stock outstanding on the record date is entitled to one vote on all matters presented at the Annual Meeting. A majority of the outstanding shares will constitute a quorum. Shares cannot be voted at the meeting unless the holder is present in person or represented by proxy. Shares may not be voted cumulatively for the election of directors.

     The nominees for election to the Board receiving a plurality of the votes cast at the meeting will be elected as Directors. A majority of the shares present, or represented, and entitled to vote at the Annual Meeting is required for approval of the 1995 Stock Option and Incentive Plan and the 1995 Stock Retainer Plan for Nonemployee Directors, and a majority of the outstanding shares entitled to vote at the Annual Meeting is required for approval of the amendment to the Restated Articles of Incorporation. Abstentions are counted for purposes of determining whether a quorum is present at the meeting although broker non-votes are not counted for this purpose. Abstentions and broker non-votes will have the effect of a vote against the proposals to approve the 1995 Stock Option and Incentive Plan, the 1995 Stock Retainer Plan for Nonemployee Directors and the amendment to the Restated Articles of Incorporation.

     The entire cost of soliciting proxies will be borne by the Company. The Company will make arrangements with brokerage houses, nominees, fiduciaries and other custodians to send proxies and proxy materials to beneficial owners of the Company's stock and will reimburse them for their expenses in so doing. In addition to solicitation by mail, officers and regular employees of the Company may solicit proxies personally, by telephone or by facsimile transmission. Further, the Company may use the services of Morrow & Co., Inc. to solicit proxies.

     The approximate date on which this Proxy Statement and the form of proxy relating hereto will first be sent or given to shareholders is March 20, 1995. The Annual Report to Shareholders for the fiscal year ended December 31, 1994 is enclosed herewith. During 1992, the Company changed its fiscal year end. As a result, the Company had a ten month fiscal year ended January 1, 1993, which will be referred to herein as fiscal 1992-B.

                           SUMMARY OF PROXY STATEMENT

     The following summary is intended only to highlight certain information contained in this Proxy Statement. This summary is not intended to be a complete statement of all material features of the proposals and is qualified in its entirety by reference to the more detailed information contained elsewhere in this Proxy Statement. Shareholders are urged to read this Proxy Statement in its entirety.

TIME, DATE AND PLACE OF ANNUAL MEETING

     The Annual Meeting of Shareholders (the "Annual Meeting") of Champion Enterprises, Inc., a Michigan corporation (the "Company"), will be held on Monday, May 1, 1995, at 10:00 a.m., local time, at the Grand Hyatt New York, Park Avenue at Grand Central, New York, New York 10017.

PURPOSE OF THE ANNUAL MEETING

     At the Annual Meeting, holders of shares of the Company's common stock, $1 par value ("Common Stock"), will be asked to consider and vote upon (i) the election of five directors (the "Directors") to serve until the 1996 Annual Meeting of Shareholders of the Company, (ii) a proposal to approve an amendment to the Restated Articles of Incorporation to increase the number of authorized shares of Common Stock from 15,000,000 shares to 30,000,000 shares, (iii) a proposal to approve the 1995 Stock Option and Incentive Plan, and (iv) a proposal to approve the 1995 Stock Retainer Plan for Non-employee Directors. The aggregate number of shares of Common Stock subject to issuance under the proposed 1995 Stock Option and Incentive Plan and the proposed 1995 Stock Retainer Plan for Non-employee Directors does not exceed 5% of the total outstanding shares of Common Stock.

RECORD DATE; SHARES ENTITLE TO VOTE; QUORUM

     Only shareholders of record of the Company's Common Stock at the close of business on March 9, 1995, will be entitled to notice of and to vote at the Annual Meeting or any adjournment or adjournments or postponement or
postponements thereof. As of such date, there were            shares of the
Company's Common Stock outstanding and entitled to vote. Shareholders of record on March 9, 1995, are entitled to one vote per share of Company Common Stock on any matter that may properly come before the Annual Meeting. The presence, either in person or by properly executed proxy, of the holders of a majority of the outstanding shares of the Company's Common Stock is necessary to constitute a quorum at the Annual Meeting.

VOTE REQUIRED TO ADOPT PROPOSALS

     The nominees for election to the Board receiving a plurality of the votes cast at the Meeting will be elected as Directors. A majority of the shares present, or represented, and entitled to vote at the Meeting is required for approval of the 1995 Stock Option and Incentive Plan and the 1995 Stock Retainer Plan for Non-employee Directors, and a majority of the outstanding shares entitled to vote at the Annual Meeting is required for approval of the amendment to the Restated Articles of Incorporation.

1.  ELECTION OF DIRECTORS

     Five Directors will be elected at the Annual Meeting, each to hold office until the next Annual Meeting of Shareholders or until a successor is elected and qualified. The following table sets forth certain information regarding management's nominees for election as Directors:

                                                                                   Year
                                                                                   First
                                                                                   Became
                                                                                    a
            Name               Age               Principal Occupation              Director
- ----------------------------   ---    -------------------------------------------  ----
Walter R. Young, Jr.........    50    Chairman of the Board of Directors,
                                      President and Chief Executive Officer of
                                      the Company................................  1990

Robert W. Anestis(1)........    49    President, Anestis & Company, an investment
                                      banking and financial advisory firm
                                      (Westport, Connecticut)....................  1991

Selwyn Isakow(1)............    43    President, The Oxford Investment Group,
                                      Inc., a merchant banking and corporate
                                      development firm (Bloomfield Hills,
                                      Michigan)..................................  1991

George R. Mrkonic(2)........    42    Vice Chairman and President, Borders Group,
                                      Inc. (a subsidiary of Kmart Corporation)
                                      (Ann Arbor, Michigan)......................  1994

Johnson S. Savary(2)........    66    Of Counsel, Abel, Band, Russell, Collier &
                                      Gordon, attorneys (Sarasota, Florida)......  1979

- -------------------------
(1) Member of the Audit Committee

(2) Member of the Compensation Committee

2. PROPOSAL TO AMEND THE RESTATED ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

     The Company's Restated Articles of Incorporation presently authorize 15,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock. As of
March 9, 1995,            shares of Common Stock were issued and outstanding,
and            shares of Common Stock were reserved for issuance pursuant to the
Company's stock option and other plans. There were no shares of Preferred Stock issued or reserved for issuance. The Board of Directors is seeking approval of an amendment to the Restated Articles of Incorporation to increase the number of authorized shares of Common Stock to 30,000,000 shares. The increase in the number of authorized shares of Common Stock will provide additional shares which could be issued for various purposes and provide the flexibility which the Board of Directors believes is important to have shares available for financing, acquisitions, stock splits and other general corporate purposes.

3.  PROPOSAL TO APPROVE THE 1995 STOCK OPTION AND INCENTIVE PLAN

     The Board of Directors has approved, subject to shareholder approval, the 1995 Stock Option and Incentive Plan (the "1995 Plan"). The 1995 Plan is intended to attract and motivate highly qualified individuals to serve as employees of the Company and to encourage employees of the Company to acquire an ownership interest in the Company and make a greater effort on behalf of the Company.

     The 1995 Plan is an incentive compensation plan which provides for the granting of stock options, stock appreciation rights ("SARs"), restricted stock, performance share awards and annual incentive awards to key employees of the Company. The annual incentive awards are based on pre-established objective performance goals. The 1995 Plan is intended to comply with the requirements of
Section 162(m) of the Internal Revenue Code (the "Code") to ensure that incentive compensation is fully tax deductible. The 1995 Plan is to be administered by the Compensation Committee of the Board of Directors.

     Stock Options, SARs, Restricted Stock and Performance Shares. Stock options granted under the 1995 Plan may be either incentive stock options under Section 422 of the Code or nonqualified options. The exercise price for incentive stock options must be at least the fair market value of the shares on the grant date. The exercise price for nonqualified options may be less than fair market value. The 1995 Plan also provides for the discretionary grant of SARs in tandem with stock options. The Compensation Committee is also authorized to grant performance share awards and shares of restricted Common Stock. The terms and conditions of the performance share awards and the restricted stock are to be determined by the Compensation Committee.

     Performance Based Incentive Compensation. Each year, the Compensation Committee will identify the executive officers and other key employees that will be eligible to receive annual incentive awards ("Eligible Employees"), determine a performance period and determine four target levels of Company performance that must be achieved by the Company in order for awards ("Annual Incentive Awards") to be paid under the 1995 Plan. The performance period will be from one to three fiscal years; the performance targets will consist of any or all of the following: earnings, sales growth or market capitalization; and the four target levels will consist of a threshold level and first, second and third target levels. In addition, the Compensation Committee will determine the amount of the Annual Incentive Award to be paid to each Eligible Employee upon the achievement of threshold and target performance levels. The Compensation Committee will make the foregoing determinations prior to the commencement of services to which awards relate and while the outcome of the performance goals is uncertain. At the end of each year, the Compensation Committee will certify, in writing, the degree of achievement by the Company of the performance target and the amount of Annual Incentive Award which may be paid to each Eligible Employee. If the Company fails to achieve the threshold performance target in any year, no Annual Incentive Awards will be paid under the 1995 Plan for such year.

     Annual Incentive Awards will be paid in cash or shares of Common Stock of the Company, as determined by the Compensation Committee. Payments will be made as soon as practicable following the Compensation Committee's certification of Annual Incentive Awards, if any.

4.  PROPOSAL TO APPROVE THE 1995 STOCK RETAINER PLAN FOR NON-EMPLOYEE DIRECTORS

     The Board of Directors has approved, subject to shareholder approval, the 1995 Stock Retainer Plan for Non-employee Directors (the "Retainer Plan"). The Retainer Plan provides that, beginning on the date of the 1995 Annual Meeting of Shareholders, and on each subsequent Annual Meeting date through 2000, each person serving as a non-employee Director will receive in lieu of all cash compensation an annual retainer award of 1,200 shares of Common Stock of the Company or 1,300 shares if such non-employee Director also serves as a chairperson of a Board Committee. The award to non-employee Directors of shares of Common Stock as an annual retainer is expected to further unite the interests of the Board of Directors with those of the Company's shareholders and to be of substantial value in attracting, motivating and retaining the most highly qualified non-employee Directors.

                           1.   ELECTION OF DIRECTORS

     Five Directors will be elected at the Annual Meeting, each to hold office until the next Annual Meeting of Shareholders or until a successor is elected and qualified. In accordance with the Company's Bylaws, the Board of Directors decreased its size from seven to five Directors effective May 1, 1995 upon the retirement of Stanley R. Day and James W. Whims from the Board.

     The following table sets forth certain information regarding management's nominees for election as Directors. All of the nominees are presently Directors of the Company and were elected by the shareholders at the 1994 Annual Meeting. Proxies will be voted for the election of such nominees unless the proxy card is marked (in accordance with the instructions thereon) to indicate that authority to do so is withheld. If, as a result of unknown or unforeseen circumstances, any of such nominees shall be unavailable to serve as a Director, proxies will be voted for the election of such other person or persons as the Board of Directors may select.

                                                                                   YEAR
                                                                                   FIRST
                                                                                   BECAME
                                                                                    A
            NAME               AGE               PRINCIPAL OCCUPATION              DIRECTOR
- ----------------------------   ---    -------------------------------------------  ----
Walter R. Young, Jr.........    50    Chairman of the Board of Directors,
                                      President and Chief Executive Officer of
                                      the Company................................  1990

Robert W. Anestis(1)........    49    President, Anestis & Company, an investment
                                      banking and financial advisory firm
                                      (Westport, Connecticut)....................  1991

Selwyn Isakow(1)............    43    President, The Oxford Investment Group,
                                      Inc., a merchant banking and corporate
                                      development firm (Bloomfield Hills,
                                      Michigan)..................................  1991

George R. Mrkonic(2)........    42    Vice Chairman and President, Borders Group,
                                      Inc. (a subsidiary of Kmart Corporation)
                                      (Ann Arbor, Michigan)......................  1994

Johnson S. Savary(2)........    66    Of Counsel, Abel, Band, Russell, Collier &
                                      Gordon, attorneys (Sarasota, Florida)......  1979

- -------------------------
(1) Member of the Audit Committee

(2) Member of the Compensation Committee

CERTAIN INFORMATION REGARDING NOMINEES

     Each of the foregoing persons has been engaged in the principal occupation shown above, or in a similar one with the same employer, for more than five years, except for Messrs. Young, Mrkonic and Savary. Mr. Young has held the position of President and Chief Executive Officer since 1990 and Chairman of the Board since April 1992. From 1987 to 1990, Mr. Young held various senior management positions with The Henley Group, responsible for five wholly-owned companies and ten international joint ventures, including President of The Wheelabrator Corporation, a division of Wheelabrator Technologies, Inc., Atlanta, Georgia, a provider of industrial surface treatment equipment, parts and services and President of Johnson Filtration Systems, St. Paul, Minnesota, a provider and servicer of well and water treatment products. Prior to joining Kmart in November,

1990, Mr. Mrkonic was President of Eyelab, Inc., an optical superstore company, from 1987 to 1989. For more than five years prior to joining the law firm of Abel, Band, Russell, Collier & Gordon in November 1992, Mr. Savary was a partner of the law firm Dykema Gossett which has provided legal services to the Company during the past fiscal year.

COMPENSATION OF DIRECTORS

     Current Compensation. At the present time, each Director who is not an employee of the Company ("non-employee Directors") receives an annual cash retainer of $13,000 plus a fee of $1,500 per day for each Board of Directors meeting (or committee meeting held on a different day) attended. Each such Director who is also chairman of a committee receives an additional annual cash retainer of $2,500. Directors who are employees of the Company receive no compensation (beyond their compensation for services as an employee) for serving as Directors.

     New Compensation Program. If shareholders approve the proposed 1995 Stock Retainer Plan for Non-employee Directors, the Company plans to implement a new compensation program for non-employee Directors, to be effective May 1, 1995. Under this new program, each non-employee Director will receive in lieu of all other cash compensation an annual retainer of 1,200 shares of Common Stock of the Company or 1,300 shares if such non-employee Director also serves as a chairperson of a Board Committee. See "Proposal to Approve the 1995 Stock Retainer Plan for Non-employee Directors". Non-employee Directors will continue to be reimbursed for expenses they incur in attending Board and Committee meetings, and the Company will continue to maintain business travel accident insurance coverage for them. The 1991 Stock Plan for Directors (the "Directors' Plan") also will continue to be available to any new Director upon his or her first election to the Board. However, the annual stock retainer will be in lieu of all other cash retainers, meeting fees and additional stock option grants.

     Under the Directors' Plan, the first time a non-employee Director is elected at an Annual Meeting, he or she will be entitled to a grant immediately following such Annual Meeting. Stock grants under the Directors' Plan consist of a right to purchase 2,000 shares and a nonqualified stock option to purchase up to 6,000 shares. The right must be exercised within 60 days following the date of grant. Shares purchased pursuant to the right are restricted and nontransferable for a two-year period following the date of purchase. The option becomes exercisable when a non-employee Director has exercised the right in full during the applicable 60-day period. Thereafter, 1,500 shares will become exercisable on each successive annual meeting date that such person remains a Director until the option becomes fully exercisable. Once the option becomes exercisable, it will remain exercisable for a period not to exceed 10 years from the date of grant, whether or not the non-employee Director remains on the Board for such period. The exercise price for the right is the greater of $2.00 per share or 40% of the fair market value per share on the date of grant and the exercise price for the option is the closing price of the Company's Common Stock on the American Stock Exchange on the date of the grant. During fiscal 1994, stock option grants were awarded to Mr. Mrkonic upon his first election as a Director of the Company.

MEETINGS AND COMMITTEES OF THE BOARD

     The Board of Directors of the Company meets regularly, at least once each quarter. During fiscal 1994 the Board of Directors held seven meetings. Standing committees established by the

Board of Directors to assist it in the discharge of its responsibilities are described below. The Board of Directors does not have a nominating committee.

     Audit Committee. The Audit Committee, which met three times during fiscal 1994, is responsible for recommending to the Board of Directors the selection of independent public accountants; approving the nature and scope of services performed by the independent public accountants and reviewing the range of fees for such services; conferring with the independent public accountants and reviewing the results of their audit; providing assistance to the Board of Directors with respect to the corporate and reporting practices of the Company; and, in general, assuring that management fulfills its responsibilities in the preparation of the Company's financial statements and reports.

     Compensation Committee. The Compensation Committee, which met four times during fiscal 1994, recommends, for approval by the full Board of Directors, the nature and amount of all compensation for executive officers of the Company. The Compensation Committee also administers the 1987 Stock Option Plan, the 1990 Nonqualified Stock Option Program and, if approved by shareholders, the 1995 Stock Option and Incentive Plan.

              2. PROPOSAL TO APPROVE AN AMENDMENT TO THE RESTATED
                 ARTICLES OF INCORPORATION TO INCREASE THE NUMBER
                 OF AUTHORIZED SHARES OF COMMON STOCK

     The Restated Articles of Incorporation presently authorize 15,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock. As of March 9,
1995,         shares of Common Stock were issued and outstanding, and
shares of Common Stock were reserved for issuance pursuant to the Company's stock option and other plans. There were no shares of Preferred Stock issued or reserved for issuance.

     Proposed Amendment. The Board of Directors is seeking approval of an amendment to the Restated Articles of Incorporation to increase the number of authorized shares of Common Stock to 30,000,000 shares. If the proposal is approved by the shareholders, the first paragraph of Article III of the Restated Articles of Incorporation, which sets forth the total authorized capital stock of the Company, will be amended to read as follows:

     The total number of shares of stock which the corporation shall have authority to issue is 35,000,000 shares, of which 30,000,000 shares shall be Common Stock of the par value of $1.00 each ("Common Stock"), and 5,000,000 shares shall be Preferred Stock of no par value ("Preferred Stock").

     Reason for Proposed Amendment. The increase in the number of authorized shares of Common Stock will provide additional shares which could be issued for various purposes and provide the flexibility which the Board of Directors believes is important to have shares available for financing, acquisitions, stock splits and other general corporate purposes. The additional shares may be issued by the Board of Directors without further shareholder approval unless required by applicable law, regulation or rule. Although the Company does consider from time to time proposals or transactions involving the issuance of additional shares of Common Stock, there is currently no specific transaction contemplated which would result in the issuance of the additional shares of Common Stock being considered for authorization under this proposal.

     THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSAL TO AMEND THE RESTATED ARTICLES OF INCORPORATION.

                  3. PROPOSAL TO APPROVE THE 1995 STOCK OPTION
                     AND INCENTIVE PLAN

     On November 29, 1994, the Board approved the Company's 1995 Stock Option and Incentive Plan (the "1995 Plan"), subject to approval by the Company's shareholders at the Annual Meeting. The 1995 Plan is intended to attract and motivate highly qualified individuals to serve as employees of the Company and to encourage employees of the Company to acquire an ownership interest in the Company and make a greater effort on behalf of the Company.

     The 1995 Plan is an incentive compensation plan which provides for the granting of stock options, stock appreciation rights ("SARs"), restricted stock, performance share awards and annual incentive awards to such eligible key employees of the Company and its subsidiaries (including Directors who are key employees) as the Compensation Committee of the Board of Directors may select. The annual incentive awards are based on pre-established objective performance goals. The 1995 Plan is intended to comply with the requirements of Section 162(m) of the Internal Revenue Code (the "Code") to ensure that such incentive compensation is fully tax deductible.

     The 1995 Plan is to be administered by the Compensation Committee of the Board of Directors. The Compensation Committee is authorized to administer and interpret the 1995 Plan and to adopt such rules and regulations as it determines
are appropriate. Approximately      employees of the Company (including
employees who are Directors of the Company) currently are eligible to participate in the 1995 Plan. Employees eligible to receive annual incentive awards are limited to those executive officers and other key employees of the Company and its subsidiaries who are selected to participate by the Compensation Committee.

STOCK OPTIONS, SARS, RESTRICTED STOCK AND PERFORMANCE SHARES.

     Stock Options. Options granted under the 1995 Plan may be either incentive stock options under Section 422 of the Code or nonqualified stock options. The exercise price for incentive stock options must be at least the fair market value of the shares on the grant date. At the discretion of the Compensation Committee, the exercise price for nonqualified options may be less than fair market value. Options granted under the 1995 Plan become exercisable at such times as the Compensation Committee may determine and generally will expire ten years after the grant date, unless a shorter period has been set by the Compensation Committee. Payment for shares to be acquired upon the exercise of options granted under the 1995 Plan may be made in cash, by check or, at the discretion of the Compensation Committee, by tendering previously held shares of Company Common Stock or through a cashless exercise procedure to satisfy the exercise price and/or to satisfy tax obligations. In any one fiscal year, no optionee may be granted options to purchase more than 100,000 shares of the Company's Common Stock under the 1995 Plan.

     Stock Appreciation Rights. The 1995 Plan provides for the discretionary grant of SARs in tandem with stock options. A SAR represents the right to receive a cash or stock payment from the Company equal to the excess of the fair market value of the share of Common Stock subject to the related option on the date of exercise over the per share exercise price of the related option. An option to purchase shares will terminate with respect to the number of shares for which a SAR is exercised.

     Restricted Stock and Performance Share Awards. The 1995 Plan also authorizes the Compensation Committee to grant restricted stock and performance share awards to key employees. Participants who receive restricted stock are entitled to dividend and voting rights on the restricted shares prior to the lapse of restrictions on such grants. Performance share awards are payable at the discretion of the Compensation Committee in cash or shares of the Company's Common Stock. The terms and conditions of the restricted stock and performance share awards, including the acceleration or lapse of any restrictions and conditions of such awards, are to be determined by the Compensation Committee.

PERFORMANCE BASED INCENTIVE COMPENSATION

     Under the 1995 Plan, certain executive officers and other key employees ("Eligible Employees") designated by the Compensation Committee may receive annual incentive compensation determined by pre-established objective performance goals ("Annual Incentive Awards").

     General. Each year, the Compensation Committee will identify the Eligible Employees, determine a performance period and determine four target levels of Company performance that must be achieved by the Company in order for awards to be paid under the 1995 Plan. The performance period will be from one to three fiscal years; the performance targets will consist of any or all of the following: earnings, sales growth or market capitalization; and the target levels will consist of a threshold level and first, second and third target levels. In addition, the Compensation Committee will determine the amount of the Annual Incentive Award to be paid to each Eligible Employee upon the achievement of threshold and target performance levels. The Compensation Committee will make the foregoing determinations prior to the commencement of services to which awards relate and while the outcome of the performance goals is uncertain. At the end of each year, the Compensation Committee will certify, in writing, the degree of achievement by the Company of the performance target and the amount of Annual Incentive Award which may be paid to each Eligible Employee.

     Annual Incentive Awards. If the Company fails to achieve the threshold performance target, no Annual Incentive Awards will be paid to any Eligible Employee for that year under the 1995 Plan. Annual Incentive Awards will be paid in cash or in shares of Common Stock of the Company, as determined by the Committee. Awards will be made in an amount equal to a designated percentage of each Eligible Employee's base salary. The maximum Annual Incentive Award that may be earned by any Eligible Employee is five times such Employee's base salary but in no event more than $2,000,000. The Compensation Committee retains the discretion to reduce by any amount the Annual Incentive Award otherwise payable to an Eligible Employee under the 1995 Plan.

     New Plan Benefits Table. Annual Incentive Awards to be issued in the future under the 1995 Plan cannot be determined at this time. The following table sets forth the Annual Incentive Award that the individuals and groups referred to below would have received in 1994 if the 1995 Plan had been in effect since the beginning of 1994:

                                    NEW PLAN BENEFITS
    ---------------------------------------------------------------------------------
         ANNUAL INCENTIVE AWARDS UNDER THE 1995 STOCK OPTION AND INCENTIVE PLAN
    ---------------------------------------------------------------------------------
    Name and Position                                              Dollar Value ($)
    ---------------------------------------------------------------------------------
    Walter R. Young, Jr. ........................................
      Chairman of the Board, President and Chief Executive
      Officer

    James M. Gurch...............................................
      Vice President

    Thomas J. Ensch..............................................
      Group Vice President -- Transportation

    A. Jacqueline Dout...........................................
      Executive Vice President -- Treasurer and Chief Financial
      Officer

    Louis M. Balius..............................................
      Vice President -- Secretary and General Counsel

    Executive Group..............................................

    Non-Executive Director Group(1)..............................        -0-

    Non-Executive Officer Employee Group(1)......................        -0-
    ---------------------------------------------------------------------------------

     (1) Currently, only the named executive officers appearing in the Summary Compensation Table are eligible to receive Annual Incentive Awards. No Non-employee Directors are eligible to participate in the 1995 Plan.

FEDERAL INCOME TAX CONSEQUENCES

     Incentive Stock Options. At the time an incentive stock option is granted or exercised, the optionee will not be deemed to have received any income, and the Company will not be entitled to a deduction. The optionee generally will be accorded long-term capital gain or loss treatment on the disposition of stock acquired upon exercise of the option, provided the disposition occurs more than two years from the date the option is granted and the stock acquired is held by the optionee for more than one year. An optionee who disposes of shares acquired by exercise prior to the expiration of the foregoing holding periods realizes ordinary income upon the disposition equal to the difference between the option price and the lesser of the fair market value of the shares on the date of exercise or the disposition price. Any appreciation between the fair market value of the shares on the date of exercise and the disposition price is taxed to the optionee as long or short-term capital gain, depending on the length of the holding period. To the extent ordinary income is recognized by the optionee, the Company receives a corresponding tax compensation deduction.

     Nonqualified Stock Options. Upon the exercise of a nonqualified stock option, an optionee not subject to the short swing profit restrictions under
Section 16(b) of the Securities Exchange Act of

1934, and an insider subject to such restrictions who has held the option until the restrictions have lapsed (usually six months), will realize ordinary income equal to the difference between the option price and the fair market value of the common stock on the date of exercise. Upon withholding for income and employment tax, the Company is entitled to a tax compensation deduction equal to the ordinary income realized by the employee. When the optionee disposes of the shares acquired by the exercise of the option, any amount received in excess of the fair market value of the shares on the date of exercise will be treated as long or short-term capital gain, depending on the holding period of the shares.

     If option shares are paid for with the Company's Common Stock, to the extent the number of new shares received upon the exercise of a nonqualified stock option exceeds the number of shares surrendered upon the exercise of such option, the fair market value of the additional shares on the date the option is exercised, reduced by the amount of any cash paid by the optionee upon the exercise of the option, will be taxable to the optionee as ordinary income. Upon withholding for income and employment taxes, the Company will be entitled to a compensation tax deduction equal to the ordinary income realized by the optionee.

     Stock Appreciation Rights. Upon the exercise of a stock appreciation right, a participant realizes ordinary income equal to the cash or fair market value of Common Stock received from the exercise. Upon withholding for income and employment taxes, the Company receives a compensation tax deduction equal to the ordinary income realized by the participant.

     Restricted Stock Awards. A participant who receives a restricted stock award realizes ordinary income equal to the fair market value of the Company's Common Stock on the date on which the restrictions lapse. Upon withholding for income and employment taxes, the Company receives a compensation tax deduction equal to the ordinary income realized by the participant.

     Unrestricted Stock Awards. A participant who receives an annual incentive award in shares of unrestricted Common Stock, realizes ordinary income equal to the fair market value of the Company's Common Stock on the date of grant. Upon withholding for income and employment taxes the Company receives a compensation tax deduction equal to the ordinary income realized by the participant.

     Performance Share Awards. A participant who receives a performance share award recognizes ordinary income equal to the cash or fair market value of the Company's Common Stock received from the award upon actual payment when the terms and conditions of the award have been satisfied. Upon withholding for income and employment taxes, the Company receives a compensation tax deduction equal to the ordinary income realized by the participant.

     Code Section 162(m). Section 162(m) of the Code denies a federal income tax deduction for certain compensation in excess of $1,000,000 per year paid to the Chief Executive Officer and the four other most highly-paid executive officers of a publicly traded corporation. Certain types of compensation, including compensation based on performance goals, are excluded from this deduction limit. It is intended that Annual Incentive Awards paid to a named executive officer will be deductible by the Company notwithstanding the limitations of Code section 162(m) by reason of this exception for performance based compensation, assuming shareholders approve the 1995 Plan.

OTHER INFORMATION

     Shares. The Board has reserved 325,000 shares of the Company's Common Stock for issuance under the 1995 Plan. The number of shares of Common Stock authorized for the Plan and the shares and number of shares subject to individual awards and grants under the Plan will be adjusted pro rata by the Compensation Committee in the event of any increase or decrease in the number of outstanding shares of Common Stock of the Company due to a dividend of Common Stock, subdivision or combination of shares or a reclassification of Common Stock. Shares subject to the portion of a cancelled, terminated or expired stock option, stock appreciation right, restricted stock grant or performance share award may again be used for grants and awards under the Plan. Upon the exercise of a stock appreciation right, any shares subject to a tandem option are forfeited and are unavailable for future grants and awards under the Plan.

     Change in Control. Upon a change in control of the Company (as defined in the 1995 Plan), outstanding stock options and SARs immediately become exercisable and all restrictions lapse on restricted stock grants. The Compensation Committee has the authority to accelerate the terms and conditions of a performance share award at any time.

     Employment Termination. An optionee who terminates employment with the Company for reasons other than permanent disability or death, must exercise all exercisable options and stock appreciation rights within 90 days after such optionee's termination. Upon the death of an optionee, exercisable options and SARs must be exercised by the optionee's heirs before the expiration of the options. If an optionee's employment terminates due to total and permanent disability, his or her exercisable incentive stock options and related stock appreciation rights must be exercised within one year from his or her date of termination due to disability. A disabled optionee's exercisable nonqualified stock options and related stock appreciation rights must be exercised before the expiration of the terms of the options. A participant who terminates employment for any reason other than disability forfeits any restricted stock awards still subject to restrictions, and performance share awards are forfeited upon termination of employment for any reason; provided, however, that the Compensation Committee is authorized to accelerate or waive any lapse restrictions or conditions on restricted stock and performance share awards.

     An Eligible Employee who terminates employment for any reason other than retirement, disability or death before receiving payment of an Annual Incentive Award, forfeits the opportunity to receive any such compensation. An Eligible Employee who retires, becomes disabled or dies before receiving payment of an Annual Incentive Award will be paid the full amount for the relevant year if employed during the entire year or a prorated amount according to the number of full months of employment during the year.

     Plan Amendment and Termination. The 1995 Plan may be terminated or amended at any time by the Board of Directors, but no amendment may, without the approval of shareholders, (i) materially increase the benefits accruing to optionees, (ii) increase the number of securities issuable under the 1995 Plan, or (iii) modify the requirements for eligibility. No amendment, modification or termination of the 1995 Plan may adversely affect any option, appreciation right, restricted stock award or performance share award previously granted under the 1995 Plan, without the consent of the participant. Unless the 1995 Plan is terminated sooner by the Board of Directors, no new awards or grants may be authorized under the 1995 Plan after November 28, 2004.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO APPROVE THE 1995 STOCK OPTION AND INCENTIVE PLAN.

              4. PROPOSAL TO APPROVE THE 1995 STOCK RETAINER PLAN
                 FOR NON-EMPLOYEE DIRECTORS

     The Board of Directors has approved and is recommending that the shareholders approve the 1995 Stock Retainer Plan for Non-employee Directors ("Retainer Plan"). The Retainer Plan contemplates that each non-employee Director will receive an annual retainer of Common Stock of the Company in lieu of all cash compensation. The payment of an annual retainer to non-employee Directors in shares of Common Stock is expected to further unite the interests of the Board of Directors with those of the Company's shareholders and to be of substantial value in attracting, motivating and retaining the most highly qualified non-employee Directors.

     The Retainer Plan provides that, beginning on the date of the 1995 Annual Meeting of Shareholders, and on each subsequent Annual Meeting date through 2000, each person serving as a non-employee Director will receive in lieu of all cash compensation an annual retainer consisting of 1,200 shares of Common Stock or 1,300 shares if such non-employee Director also serves as chairperson of a Board Committee. The annual stock retainer will be in lieu of all cash retainers, meeting fees and annual stock option grants. Non-employee Directors will continue to be reimbursed for expenses they incur in attending Board and Committee meetings, and the 1991 Stock Plan for Directors will continue to be available to any new Director upon his or her first election to the Board.

     Any new Director who is appointed by the Board prior to an annual meeting in order to fill a vacancy on the Board, would receive a pro-rated number of shares of Common Stock as a stock retainer for services during such interim term. Once shares are issued to a non-employee Director, they are not forfeited upon the Director's termination of service, regardless of the reason for such termination.

     Limitations. The Board has reserved 50,000 shares of the Company's Common Stock (subject to adjustment for stock splits, stock dividends and the like) for issuance under the Retainer Plan. This number of shares is expected to be sufficient to pay retainers to non-employee Directors through the Annual Meeting date in 2000. The Retainer Plan does not provide for the payment of retainers with respect to any period after the Annual Meeting date in 2000.

     Tax Treatment of Retainers. A non-employee Director will realize ordinary income equal to the fair market value of the shares of Company Common Stock on the date of grant. Upon withholding for income and employment taxes, the Company receives a tax deduction equal to the ordinary income realized by the non-employee Director.

     General. The Retainer Plan may be amended or terminated by the Board of Directors upon the recommendation of the Compensation Committee without shareholder approval, except as specified in Section 9 of the Retainer Plan (which effectively prohibits the amendment of the Retainer Plan more than once every six months in a manner that would affect the number of shares of Common Stock issuable to non-employee Directors thereunder).

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO APPROVE THE 1995 STOCK RETAINER PLAN FOR NON-EMPLOYEE DIRECTORS.

                             EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE REPORT

     Compensation recommendations for the Company's executive officers are made by the Compensation Committee of the Board of Directors and approved by the full Board. The Compensation Committee generally meets three times a year and during fiscal year 1994 was comprised of the three non-employee directors listed below this report. The primary responsibility of the Committee is to establish and monitor the Company's executive compensation policies. Set forth below is the report of the Compensation Committee describing its executive officer compensation policies and the basis for 1994 compensation of Walter R. Young, Jr., the Company's Chief Executive Officer ("CEO").

     COMPENSATION POLICIES FOR EXECUTIVE OFFICERS. The Company's executive compensation policies are designed to attract, retain and motivate executive officers to enhance shareholder value. Executive compensation has three components: (i) annual base salary, (ii) annual performance incentives through cash bonus and stock option awards and, if approved by shareholders, awards under the 1995 Stock Option and Incentive Plan, and (iii) long-term performance incentives through participation in the 1987 Stock Option Plan, the 1990 Nonqualified Stock Option Program and, if approved by shareholders, the 1995 Stock Option and Incentive Plan.

     Over the past three years, the Committee has engaged an independent compensation consultant to assist in its analysis and to make recommendations. Each year, the consultant has provided the Committee and the Board with the results from a nationwide compensation study covering senior executive officers from general manufacturing companies with annual sales in a range comparable to those of the Company ("Comparable Company Survey"). The Comparable Company Survey includes several hundred companies throughout the United States. The Committee also considered the comparative executive compensation levels for six of the eight companies included in the Five Year Cumulative Return graph ("Industry Survey"). The Committee also solicited and received input from the Company's CEO concerning the compensation packages for other Company executive officers.

     Annual Base Salaries for executive officers are reviewed annually and targeted to be competitive with other companies of comparable size. Executive officer salaries are based on the position responsibilities, the individual's performance and compensation data for comparable companies obtained from the Comparable Company Survey and the Industry Survey.

     Annual Performance Incentives are provided primarily through cash bonuses. Bonus determinations for Mr. Gurch are solely based upon achieving predetermined levels of pretax income for his division. Bonus determinations for Mr. Ensch are based upon achieving predetermined levels of pre-tax income for his division (80% of award) and upon certain other objective and subjective factors (20% of award), such as improvements in growth, return on equity, quality and share value ("Other Incentive Factors"). Bonus determinations for Mr. Young, Ms. Dout and Mr. Balius are based upon achieving predetermined levels of Company net income (60% of award for Mr. Young and Mr. Balius and 70% of award for Ms. Dout) and upon the Other Incentive Factors (40% of award for Mr. Young and Mr. Balius and 30% of award for Ms. Dout). The predetermined income levels are reviewed each year and adjusted as appropriate. In each of the last three years the income targets have been increased. If the 1995 Plan is approved by shareholders, 1995 performance incentives for each of the five executive officers of the Company will be determined based entirely on reaching pre-determined target levels of performance for 1995 that were established in November 1994. See "Proposal to Approve the 1995 Stock Option and Incentive Plan".

     Long Term Performance Incentives are made primarily through the Company's 1987 Stock Option Plan, the 1990 Nonqualified Stock Option Program and, if approved by shareholders, Part I of the 1995 Stock Option and Incentive Plan. Over the last two years, all stock options granted to executive officers as long-term performance incentives have been granted at exercise prices that are one-fifth to one-third above fair market value on the date of the grant. Accordingly, the value of such premium priced options is dependent upon significant increases in the Company's share value. Such stock options only reward executive officers to the extent that shareholders also have benefited. The amount of these awards (number of shares) is determined by the Compensation Committee primarily based upon formulas provided by the independent consultant. The formulas are derived from a nationwide data base and present executive officer stock option award levels that are consistent with general industry practices. The formulas are based upon the expected future value of the option stock over a seven-year period at several assumed rates of stock price appreciation.

     CHIEF EXECUTIVE OFFICER COMPENSATION. The Compensation Committee believes that the CEO's compensation should be heavily influenced by Company performance. Therefore, although there is necessarily some subjectivity in setting the CEO's compensation, major elements of the compensation package are tied to Company performance.

     Annual Base Salary. The Committee targets the CEO's base salary to be competitive with the salaries of CEOs of comparable companies included in the Comparable Company Survey and the Industry Survey. For 1994, the Committee recommended to the Board of Directors to hold the CEO's base compensation constant at $275,000 which is the same salary he has received for the past four years. Effective January 1, 1995, the Committee has recommended that the CEO's annual base salary be increased to $350,000.

     Annual Performance Incentive. During 1994, significant improvements were made in growth, return on equity, quality and share value. Based on the achievement of pre-determined 1994 net income targets and, to a lesser extent, on improvements in growth, return on equity, quality and share value, Mr. Young was granted a cash bonus of $679,100 in March 1995, for the 1994 year performance.

     Long-Term Performance Incentive. Based on Mr. Young's performance in 1994, his contribution to the future success of the Company and the formulas recommended by the independent consultant, the Committee recommended to the Board a premium priced stock option for 28,000 shares to Mr. Young. The options were priced at $47.75 per share which was one-fifth over the market price on the date of the grant (October 24, 1994).

                                          Johnson S. Savary
                                          George R. Mrkonic
                                          James W. Whims

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following table sets forth information with respect to the cash compensation paid by the Company and its subsidiaries, as well as certain other compensation paid or accrued, during the Company's last three fiscal years to the Chief Executive Officer and each of the four most highly compensated executive officers of the Company in all capacities in which they served:

                           SUMMARY COMPENSATION TABLE

- --------------------------------------------------------------------------------------------------
                                                            Long-Term
                                                   Annual Compensation Compensation
                                            -----------------------------------------
                                                                           Securities     All Other
                                  Fiscal                                   Underlying    Compensation
  Name and Principal Position    Year(1)        Salary          Bonus      Options(#)       (10)
- --------------------------------------------------------------------------------------------------
Walter R. Young, Jr..........       1994   $   275,000      $ 679,100(5)     28,000        $3,217
  Chairman, President and           1993       275,000        412,500(6)     33,500         2,266
     Chief Executive Officer      1992-B       229,167        257,000        50,000         2,285

James M. Gurch...............       1994       200,000        512,827(5)     12,000         2,280
  Vice President                    1993       200,000        354,903(6)     12,000           933
                                  1992-B       100,000(2)     140,000       182,500(7)         --
Thomas J. Ensch..............       1994       165,000        165,000(5)      8,000         2,319
  Group Vice President--            1993       160,000         50,000(6)      9,000         1,349
     Transportation               1992-B       112,500(3)      35,000        55,000(8)         --

A. Jacqueline Dout...........       1994       141,028(4)     200,000(5)    110,000(9)         --
  Executive Vice President--        1993            --             --            --            --
     Finance, Treasurer and       1992-B            --             --            --            --
     Chief Financial Officer

Louis M. Balius..............       1994       105,753         87,000(5)      2,000         1,972
  Vice President--Secretary         1993       105,000         52,500(6)      6,000         1,284
     and General Counsel          1992-B        82,663         20,000         7,000           912
- -------------------------------------------------------------------------------------------------

 (1) Due to the change in the fiscal year end of the Company, fiscal 1992-B was a ten-month period ending January 1, 1993. Fiscal 1993 and 1994 were twelve-month periods ending January 1, 1994 and December 31, 1994, respectively.

 (2) Mr. Gurch joined the Company on July 6, 1992.

 (3) Mr. Ensch joined the Company on April 1, 1992.

 (4) Ms. Dout joined the Company on April 18, 1994.

 (5) Bonus amount paid in March 1995 with respect to performance in fiscal 1994.

 (6) Bonus amount paid in March 1994 with respect to performance in fiscal 1993.

 (7) Includes an option grant for 175,000 shares awarded to Mr. Gurch as an inducement to join the Company in July 1992.

 (8) Includes an option grant for 50,000 shares awarded to Mr. Ensch as an inducement to join the Company in April 1992.

 (9) Includes an option for 105,000 shares awarded to Ms. Dout as an inducement to join the Company in April 1994.

(10) Reflects the contributions of the Company to the accounts of the named executive officers under the Company's Savings Plan. The Company has no pension program nor does the Company provide vehicles for its executives.

STOCK OPTIONS

     The following table sets forth information with respect to stock options granted by the Company to the Chief Executive Officer and each of the four most highly compensated executive officers of the Company during the Company's last fiscal year. In addition, in accordance with SEC rules, there are shown certain hypothetical gains that would exist for the respective options over the full option term, based on assumed rates of annual compound stock price appreciation of 5% and 10% from the date the options were granted.

                      OPTION GRANTS IN LAST FISCAL PERIOD

- --------------------------------------------------------------------------------------------------------
                                                                                    Potential Realizable
                                                                                          Value at
                                                                                    Assumed Annual Rates
                                     Individual Grants                                 of Stock Price
                                                                                      Appreciation for
                                                                                        Option Term
- --------------------------------------------------------------------------------------------------------
                                   % of Total
                                    Options
                       Number of    Granted
                      Securities      To
                      Underlying   Employees   Exercise     Market
                        Options    in Fiscal    Price      Price on   Expiration
        Name          Granted(#)     Year      ($/Share)  Grant Date    Date          5%          10%
- --------------------------------------------------------------------------------------------------------

Walter R. Young..... 28,000(1)(2)     7%       $47.75      $39.75     10/24/04    $ 469,893    $1,549,835

James M. Gurch...... 12,000(1)(2)     3         47.75       39.75     10/24/04      201,383       664,215

Thomas J. Ensch.....  8,000(1)(2)     2         47.75       39.75     10/24/04      134,255       442,810

A. Jacqueline
  Dout..............  5,000(1)(3)     1         47.75       39.75     10/24/04       83,910       276,756
                     30,000(4)        7         10.10       29.00      4/18/04      926,758     1,661,760
                     75,000(5)       19         25.25       29.00      4/18/04    1,180,647     3,018,150

Louis M. Balius.....  2,000(1)(2)    --         47.75       39.75     10/24/04       33,564       110,703
- --------------------------------------------------------------------------------------------------------

- -------------------------
(1) To the extent not already exercisable, the options generally become exercisable upon the acquisition of 51% or more of the outstanding common stock of the Company within a one-year period, the sale of all or substantially all of the Company's assets, or a merger, consolidation or similar transaction in which the Company is not the surviving corporation.

(2) Options granted pursuant to the 1987 Stock Option Plan at an exercise price equal to 120% of the market price on the date of the grant and became exercisable on October 24, 1994.

(3) Options granted pursuant to the 1990 Nonqualified Stock Option Plan at an exercise price equal to 120% of the market price on the date of the grant and became exercisable on October 24, 1994.

(4) Options granted pursuant to a Nonqualified Stock Option Agreement dated April 18, 1994 between the Company and Ms. Dout as an inducement to join the Company. Fifty percent of the options became exercisable on or before June 17, 1994. Upon exercise of such options, the remaining options became exercisable on or before June 17, 1994. If the remaining options were not exercised on or before June 17, 1994 the options lapse until April 18, 1995, at which time they become exercisable in full until April 18, 2004.

(5) Options granted pursuant to a Nonqualified Stock Option Agreement dated April 18, 1994 between the Company and Ms. Dout as an inducement to join the Company. Twenty percent of the options granted become exercisable on each succeeding one year anniversary of the date of the grant and shall remain exercisable until the tenth anniversary of the date of the grant.

    OPTION EXERCISES AND HOLDINGS

     The following table sets forth information, with respect to the named executives in the Summary Compensation Table, concerning the exercise of options during the last fiscal year and unexercised options held as of the end of the last fiscal year.

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
                                     VALUES

- --------------------------------------------------------------------------------------------------------------
                                                     Number of
                                                     Securities Underlying         Value of Unexercised
                                                     Unexercised Options           In-the-Money Options
                                                     at Fiscal Year-End (#)        at Fiscal Year-End($)(1)
                                                     ----------------------------  ---------------------------
                     Shares Acquired
                       On Exercise       Value
Name                       (#)        Realized($)    Exercisable   Unexercisable   Exercisable   Unexercisable
- --------------------------------------------------------------------------------------------------------------
Walter R. Young....     110,000      $1,808,750         61,500         30,000         $288,938      $  855,000
James M. Gurch.....      37,000         682,125         12,000         75,000               --       1,987,500
Thomas J. Ensch....      20,000         626,250         22,000         10,000          177,625         261,250
A. Jacqueline
  Dout.............      15,000         322,875          5,000         90,000               --         699,750
Louis M. Balius....        --              --           15,000           --                 --              --
- --------------------------------------------------------------------------------------------------------------

(1) Assumes a market price of $30.50 per share, which was the last sale price on the last trading day prior to the fiscal year-end.

PERFORMANCE GRAPH

     The SEC requires that the Company include in this proxy statement a line-graph presentation comparing cumulative, five-year shareholder returns on an indexed basis with the S&P 500 Stock Index and either a nationally recognized industry index or an index of peer companies selected by the Company. The Board of Directors has approved a peer group of seven publicly-held manufactured home companies and one publicly-held bus company which have been used for purposes of this performance comparison. These companies were selected based upon their similarity of products and competitive position in the industry. The companies included in the peer group index are Clayton Homes, Inc., Fleetwood Enterprises, Inc., Oakwood Home Corporation, Skyline Corporation, Cavalier Homes, Inc., Schult Homes Corporation, Liberty Homes, Inc. and Supreme Industries, Inc. (formerly "ESI Industries, Inc.").

                   COMPARISON OF FIVE YEAR CUMULATIVE RETURN*
      AMONG CHAMPION ENTERPRISES, INC., S&P 500 INDEX AND PEER GROUP INDEX

     MEASUREMENT PERIOD        CHAMPION EN-     S&P 500
   (FISCAL YEAR COVERED)        TERPRISES        INDEX        PEER GROUP
3/2/90                               100.00         100.00         100.00
3/1/91                               246.67         114.48         137.82
2/28/92                              233.33         131.60         215.32
12/31/92                             560.00         143.12         287.99
12/31/93                             940.01         157.54         320.66
12/30/94                            1626.68         159.62         270.32

- -------------------------
* Assumes that the value of the investment in Champion Common Stock and each index was $100 on March 2, 1990 and that all dividends were reinvested.

TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL AGREEMENT

     The Company maintains a Change in Control Severance Agreement with Mr. Balius (a "Change in Control Agreement"). The Change in Control Agreement provides that Mr. Balius will be entitled to severance payments in the event there has been a change in control of the Company and he has incurred a termination of employment. In the event Mr. Balius is deemed entitled to any severance pay under his Change in Control Agreement, he will be entitled to a cash severance benefit equal to not less than one times his annual base salary at termination, to be determined at the discretion of the Board of Directors. In addition to the cash payment, Mr. Balius is entitled to continue participation in the Company's hospitalization, medical, life insurance and disability insurance programs for a limited period of time after termination of employment.

     A "Change in Control" is defined as the occurrence of any of the following events: (a) the acquisition of ownership by a person, entity or group acting in concert, of 51% or more of the outstanding Common Stock within a one-year period; (b) a sale of all or substantially all of the assets of the Company; or
(c) a merger, consolidation or similar transaction between the Company and another entity if the shareholders of the corporation do not own a majority of the voting stock of the corporation surviving the transaction and a majority of the value of the total outstanding stock of such surviving corporation after the transaction. Mr. Balius shall be deemed to have suffered a termination of employment in the event that (i) he is involuntarily terminated by the Company for any reason other than death, disability, retirement or cause, as defined in the Change in Control Agreement; (ii) he is terminated for good reason as defined in the Change in Control Agreement, or, (iii) he is terminated within 180 days prior to the first public announcement of a Change in Control for reasons other than his death, disability, retirement or cause (unless the Company can establish otherwise).

EMPLOYMENT CONTRACTS

     The Company has an Employment Agreement dated April 27, 1990 with Mr. Young which terminates April 30, 1998 (the "Employment Agreement"). The Employment Agreement provided Mr. Young with an initial annual salary of $196,000 (which may be increased by the Board of Directors) and entitles him to participate in all benefit and incentive plans maintained by the Company for salaried employees as well as an executive bonus program established from time to time by the Board of Directors.

     In the event that Mr. Young becomes physically or mentally unable to perform his duties under the Employment Agreement for a period of six consecutive months, the Company may suspend Mr. Young's salary until the physical or mental incapacity no longer exists and Mr. Young is able to resume performance of his duties. In the event that Mr. Young is terminated without cause (as defined), he is entitled to receive his salary under the Employment Agreement for its unexpired term. In the event Mr. Young terminates his employment upon a sale or merger, he is entitled to receive an amount equal to his annual salary. Upon termination, Mr. Young may elect to have the Company purchase his outstanding stock options upon the terms contained in the Employment Agreement.

     The Company also has letter agreements, dated July 6, 1992, April 1, 1992, and March 15, 1994, respectively, relating to the employment of Messrs. Gurch and Ensch and Ms. Dout. The letter agreements provide for an initial annual salary of $200,000 for Mr. Gurch and Ms. Dout and $150,000 for Mr. Ensch. Each of the executives is entitled to participate in the Company's incentive bonus program as well as the Company's medical, life insurance and long-term disability benefits. The letter agreements provide severance payments to Messrs. Gurch and Ensch equal to one year of salary and to Ms. Dout equal to 18 months of salary in the event the Company terminates their respective employment during the first two years of employment. In addition, the letter agreements provided that the Company would pay moving expenses for each of the executives, which include the cost of physically moving household goods, temporary housing and transportation and normal real estate fees for the sale of a home and closing costs for the purchase of a home.

                             ADDITIONAL INFORMATION

PRINCIPAL SHAREHOLDERS

     The following table sets forth certain information with respect to those persons who are known by management of the Company to have been the beneficial owner of more than five percent of the Company's outstanding Common Stock as of December 31, 1994.

                    Name and Address                        Amount and Nature of     Percent of
                   of Beneficial Owner                      Beneficial Ownership       Class
- ---------------------------------------------------------   --------------------     ----------
FMR Corp. ...............................................        917,100(1)            12.16%
82 Devonshire Street
Boston, Massachusetts 02109

- -------------------------
(1) As reported in the Schedule 13G, dated February 13, 1995, received by the Company from such beneficial owner.

SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth information with respect to the beneficial ownership of shares of the Company's Common Stock by the present Directors and executive officers of the Company.

                                                             Shares Beneficially Owned
                                                             as of December 31, 1994(1)
                                                             --------------------------
                                                                Number          Percent
                            Name                               of Shares       of Class
- ------------------------------------------------------------  ----------       --------
Walter R. Young, Jr.........................................  334,951(2)        4.40%
Robert W. Anestis...........................................   17,000(3)         *
Stanley R. Day..............................................   84,979(4)        1.13%
Selwyn Isakow...............................................   37,000(5)         *
George R. Mrkonic...........................................    2,000            *
Johnson S. Savary...........................................   22,000(6)         *
James W. Whims..............................................   21,000(7)         *
James M. Gurch..............................................   69,500(8)         *
Thomas J. Ensch.............................................   50,000(9)         *
A. Jacqueline Dout..........................................   20,000(10)        *
Louis M. Balius.............................................   27,918(11)        *
All Directors and officers as a group (12 persons)..........  690,528(12)       8.97%

- -------------------------
* Less than 1%

 (1) To the best of the Company's knowledge based on information reported by certain of such Directors and officers or contained in the Company's shareholder records. Except as otherwise indicated by additional information included in the footnotes to the table, each of the named persons is presumed to have sole voting and sole investment power with respect to all shares shown.

 (2) Includes 61,500 shares which Mr. Young has the right to acquire within the next 60 days pursuant to the exercise of stock options.

 (3) Includes 9,000 shares which Mr. Anestis has the right to acquire within the next 60 days pursuant to the exercise of stock options.

 (4) Includes 18,600 shares owned by Mr. Day's wife of which Mr. Day disclaims beneficial ownership.

 (5) Includes 9,000 shares which Mr. Isakow has the right to acquire within the next 60 days pursuant to the exercise of stock options.

 (6) Includes 9,000 shares which Mr. Savary has the right to acquire within the next 60 days pursuant to the exercise of stock options.

 (7) Includes 9,000 shares which Mr. Whims has the right to acquire within the next 60 days pursuant to the exercise of stock options.

 (8) Includes 12,000 shares which Mr. Gurch has the right to acquire within the next 60 days pursuant to the exercise of stock options.

 (9) Includes 22,000 shares which Mr. Ensch has the right to acquire within the next 60 days pursuant to the exercise of stock options.

(10) Includes 5,000 shares which Ms. Dout has the right to acquire within the next 60 days pursuant to the exercise of stock options.

(11) Includes 15,000 shares which Mr. Balius has the right to acquire within the next 60 days pursuant to the exercise of stock options.

(12) Includes 151,500 shares which all present directors and officers of the Company as a group have the right to acquire within the next 60 days pursuant to the exercise of stock options.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the American Stock Exchange. Officers, directors and greater than ten-percent shareholders are required by Securities and Exchange Commission regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, from January 2, 1994 through December 31, 1994 (the fiscal year end), all filing requirements applicable to its officers, directors, and greater than ten percent beneficial owners were met.

CERTAIN INFORMATION REGARDING MANAGEMENT

     From time to time, the Company makes short-term advances, without interest, to management personnel for the purpose of making tax withholding payments upon the exercise of non-qualified stock options. During 1994, such advances were
made to Ms. Dout in the amounts of $        , which was fully repaid within 90
days after the advance.

                            INDEPENDENT ACCOUNTANTS

     Price Waterhouse has served as independent accountants for the Company since 1961, and was selected by the Company's Board of Directors to serve as such during the Company's last fiscal year (ended December 31, 1994). The Company has selected Price Waterhouse to serve as independent accountants for the current fiscal year (ending December 30, 1995). It is anticipated that a representative of Price Waterhouse will be present at the meeting, will have an opportunity to make a statement, and will respond to appropriate questions.

                 SHAREHOLDER PROPOSALS FOR 1996 ANNUAL MEETING

     Shareholder proposals to be presented at the 1996 Annual Meeting must be received by the Company not later than November 22, 1995 if they are to be included in the Company's Proxy Statement relating to that meeting. Such proposals should be addressed to the Secretary at the Company's executive offices.

     Shareholder proposals to be presented at the 1996 Annual Meeting or any Special Meeting which are not to be included in the Company's Proxy Statement relating to that meeting must be received by the Company not less than 60 nor more than 90 days prior to the date of the meeting or no later than 10 days after the day of the public announcement of the date of such meeting in accordance with the procedures set forth in the Company's Bylaws in order to be properly brought before the Annual or Special Meeting.

                                 OTHER MATTERS

     At the date of this Proxy Statement, management is not aware of any matters to be presented for action at the meeting other than those described above. However, if any other matters should come before the meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their judgment on such matters.

                                            By Order of the Board of Directors,

                                            LOUIS M. BALIUS, Secretary

March 20, 1995

                                                  [CHAMPION LOGO]

                                                         NOTICE OF 1995
                                                         ANNUAL MEETING
                                                        OF SHAREHOLDERS
                                                              AND
                                                        PROXY STATEMENT

                                                                 APPENDIX 1


                          CHAMPION ENTERPRISES, INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF CHAMPION ENTERPRISES, INC.

The undersigned hereby constitutes and appoints Walter R. Young, Jr., and Stanley R. Day, or either of them, attorneys and proxies with power of substitution, to vote all of the Common Stock of the undersigned in Champion Enterprises, Inc. at the Annual Meeting of Shareholders of Champion Enterprises, Inc., to be held at the GRAND HYATT NEW YORK, PARK AVENUE AT GRAND CENTRAL, NEW YORK, NEW YORK 10017, on Monday, May 1, 1995 at 10:00 A.M., local time, and at any adjournments thereof, upon the following matters:

IF THE UNDERSIGNED SPECIFIES HOW HIS OR HER VOTE SHALL BE CAST AS TO PROPOSALS
(1), (2), (3) AND (4), THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH SUCH SPECIFICATION. IF THE UNDERSIGNED DOES NOT SPECIFY HOW HIS OR HER VOTE SHALL BE CAST, THE UNDERSIGNED HEREBY CONFERS UPON THE PROXIES SPECIFIC AUTHORITY TO VOTE SUCH SHARES FOR THE ELECTION OF DIRECTORS AND FOR APPROVAL OF PROPOSALS (2), (3) AND (4).

The undersigned acknowledges receipt of the Proxy Statement dated March 20, 1995 and the Annual Report for the fiscal year ended December 31, 1994 and ratifies all that the proxies or either of them or their substitutes may lawfully do or cause to be done by virtue hereof, and revokes all former proxies.

If a shareholder is a participant in the Champion Enterprises, Inc. Savings Plan, this proxy card represents the number of shares registered in the participant's name and/or the number of shares allocated to the participant's account under the plan. For those shares held in the plan, this proxy card will serve as a direction to the trustee under the plan as to how the shares are to be voted.


                    PLEASE DO NOT FOLD, STAPLE OR MUTILATE
                  (CONTINUED AND TO BE SIGNED ON OTHER SIDE)

 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

  PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [ ]

                                                             VOTE
                                              FOR           WITHHELD                                          FOR   AGAINST  ABSTAIN
1. The election as directors of all nominees  [ ]             [ ]     4. Proposal to approve the 1995 Stock   [ ]     [ ]      [ ]
   listed (except as marked to the contrary                              Retainer Plan for Nonemployee
   below)                                                                Directors.
   Walter R. Young, Jr., Robert W. Anestis,
   Selwyn Isakow, George R. Mrkonic and                               5. In their discretion upon the
   Johnson S. Savary                                                     transaction of such other business
   (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO                               as may properly come before the
   VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE                                meeting.
   THAT NOMINEE'S NAME ON THE LINE PROVIDED
   BELOW.)
   ________________________________________
                                              FOR   AGAINST  ABSTAIN
2. Proposal to amend the Restated Articles    [ ]     [ ]      [ ]     Please sign this Proxy exactly as your name appears hereon,
   of Incorporation to increase the number                             date it, and return it in the enclosed envelope. Joint owners
   of authorized shares of Common Stock                                should each sign. If you are signing as guardian, trustee,
   from 15,000,000 to 30,000,000.                                      executor, administrator or attorney-in-fact, please so
                                              FOR   AGAINST  ABSTAIN   indicate. Please also note any address correction above.
3. Proposal to approve the 1995 Stock Option  [ ]     [ ]      [ ]     ____________________________________________________________
   and Incentive Plan.                                                                    (Signature of Stockholder)
                                                                       ____________________________________________________________
                                                                                          (Signature of Stockholder)
                                                                       Dated: _______________________________________________, 1995


                                                                  APPENDIX 2




                           CHAMPION ENTERPRISES, INC.
                      1995 STOCK OPTION AND INCENTIVE PLAN


                             I.  GENERAL PROVISIONS


               1.1 ESTABLISHMENT. On November 29, 1994, the Board of Directors ("Board") of Champion Enterprises, Inc. ("Corporation") adopted the Champion Enterprises, Inc. 1995 Stock Option and Incentive Plan ("Plan"), subject to the approval of shareholders at the Corporation's Annual Meeting on May 1, 1995.

               1.2 PURPOSE. The purpose of the Plan is to promote the best interests of the Corporation and its shareholders by encouraging Employees of the Corporation and its Subsidiaries to acquire an ownership interest in the Corporation through Options, Stock Appreciation Rights, Restricted Stock, Performance Share Awards and Annual Incentive Awards, thus identifying their interests with those of shareholders. It is the further purpose of the Plan to permit the granting of Options, Stock Appreciation Rights and Annual Incentive Awards that will constitute performance based compensation for certain executive officers, as described in Section 162(m) of the Code, and regulations promulgated thereunder.

               1.3 DEFINITIONS. As used in this Plan, the following terms have the meaning described below:

                        (A) "AGREEMENT" means the written agreement that sets forth the terms of a Participant's Option, Stock Appreciation Right, Restricted Stock Grant, Performance Share Award or Annual Incentive Award.

                        (B) "ANNUAL INCENTIVE AWARD" means an award that is granted in accordance with Article VI of the Plan.

                        (C) "BOARD" means the Board of Directors of the Corporation.

                        (D) "CHANGE IN CONTROL" means the occurrence of any of the following events: (i) the acquisition of ownership by a person, firm or corporation, or a group acting in concert, of fifty-one percent, or more, of the outstanding Common Stock of the Corporation in a single transaction or a series of related transactions within a one-year period; (ii) a sale of all or substantially all of the assets of the Corporation to any person, firm or corporation; or (iii) a merger or similar transaction between the Corporation and another entity if shareholders of the Corporation do not own a majority of the voting stock of the corporation surviving the transaction and a majority in value of the total outstanding stock of such surviving corporation after the transaction.

                        (E) "CODE" means the Internal Revenue Code of 1986, as amended.

                        (F) "COMMITTEE" means the Compensation Committee of the Corporation, which shall be comprised of two or more members of the Board.

                        (G)     "COMMON STOCK" means shares of the
Corporation's authorized common stock.

                        (H) "CORPORATION" means Champion Enterprises, Inc., a Michigan corporation.

                        (I) "DISABILITY" means total and permanent disability, as defined in Code Section 22(e).

                        (J) "EMPLOYEE" means a key salaried employee of the Corporation or Subsidiary, who has an "employment relationship" with the Corporation or a Subsidiary, as defined in Treasury Regulation 1.421-7(h), and the term "employment" means employment with the Corporation, or a Subsidiary of the Corporation.

                        (K) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time and any successor thereto.

                        (L) "FAIR MARKET VALUE" means for purposes of determining the value of Common Stock on the Grant Date, the American Stock Exchange closing price of the Corporation's Common Stock as reported in The Wall Street Journal for the Grant Date. In the event that there were no Common Stock transactions on such date, the Fair Market Value shall be determined as of the immediately preceding date on which there were Common Stock transactions. Unless otherwise specified in the Plan, "Fair Market Value" for purposes of determining the value of Common Stock on the date of exercise means the American Stock Exchange closing price of the Corporation's Common Stock on the last date preceding the exercise on which there were Common Stock transactions, as reported in The Wall Street Journal.

                          (M)   "GRANT DATE" means, except as provided by
the following sentence, the date on which the Committee authorizes an individual Option, Stock Appreciation Right, Restricted Stock grant, Performance Share Award or Annual Incentive Award, or such later date as shall be designated by the Committee.

                          (N)       "INCENTIVE STOCK OPTION" means an Option
that is intended to meet the requirements of Section 422 of the Code.

                          (O)       "NONQUALIFIED STOCK OPTION" means an Option
that is not intended to constitute an Incentive Stock Option.

                          (P)       "OPTION" means either an Incentive Stock
Option or a Nonqualified Stock Option.

                          (Q)       "PARTICIPANT" means an Employee designated
by the Committee to participate in the Plan.

                          (R)       "PERFORMANCE SHARE AWARD" means a
performance share award that is granted in accordance with Article V of the plan.

                          (S)       "PLAN" means the Champion Enterprises, Inc.
1995 Stock Option and Incentive Plan, the terms of which are set forth herein, and amendments thereto.

                          (T)       "RESTRICTION PERIOD" means the period of
time during which a Participant's Restricted Stock grant is subject to restrictions and is nontransferable.

                          (U)       "RESTRICTED STOCK" means Common Stock that
is subject to restrictions.

                          (V)       "RETIREMENT" means termination of
employment on or after the attainment of age 65.

                          (W)       "STOCK APPRECIATION RIGHT" means the right
to receive a cash or Common Stock payment from the Corporation upon the surrender of a tandem Option, in accordance with Article III of the Plan.

                          (X)       "SUBSIDIARY" means a corporation defined in
Code Section 424(f).

               1.4        ADMINISTRATION.

                          (A)       The Plan shall be administered by the
Committee. It is intended that the directors appointed to serve on the Committee shall be "disinterested persons" (within the meaning of Rule 16b-3 promulgated under the Exchange Act) and "outside directors" (within the meaning of Code Section 162(m)); however, the mere fact that a Committee member shall fail to qualify under either of these requirements shall not invalidate any award made by the Committee if the award is otherwise validly made under the Plan. The members of the Committee shall be appointed by, and may be changed at any time and from time to time, at the discretion of the Board.

                          (B)       The Committee shall interpret the Plan,
prescribe, amend, and rescind rules and regulations relating to the Plan, and make all other determinations necessary or advisable for its administration. The decision of the Committee on any question concerning the interpretation of the Plan or its administration with respect to any Option, Stock Appreciation Right, Restricted Stock Grant, Performance Share Award or Annual Incentive Award granted under the Plan shall be final and binding upon all Participants. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any award hereunder. Notwithstanding anything to the contrary contained herein, the Board may, in its sole discretion, at any time and from time to time, resolve to administer the Plan, in which case the term Committee as used herein shall be deemed to mean the Board.

               1.5 PARTICIPANTS. Participants in the Plan shall be such Employees (including Employees who are directors) of the Corporation and its Subsidiaries as the Committee in its sole discretion may select from time to time. The Committee may grant Options, Stock Appreciation Rights, Restricted Stock, Performance Share Awards and Annual Incentive Awards to an individual upon the condition that the individual become an Employee of the Corporation or of a Subsidiary, provided that the Option, Stock Appreciation Right, Restricted Stock, Performance Share Award or Annual Incentive Award shall be deemed to be granted only on the date that the individual becomes an Employee.

               1.6 STOCK. The Corporation has reserved 325,000 shares of the Corporation's Common Stock for issuance under the Plan. Shares subject to any unexercised portion of a terminated, cancelled or expired Option, Stock Appreciation Right, Restricted Stock Grant or Performance Share Award granted hereunder, and pursuant to which a Participant never acquired benefits of ownership, including payment of a stock dividend (but excluding voting rights), may again be subjected to grants and awards under the Plan, but shares surrendered pursuant to the exercise of a Stock Appreciation Right are not available for future grants and awards. All provisions in this Section 1.6 shall be adjusted, as applicable, in accordance with Article VIII.


                               II.  STOCK OPTIONS

               2.1 GRANT OF OPTIONS. The Committee, at any time and from time to time, subject to Section 9.7, may grant

Options to such Employees and for such number of shares of Common Stock as it shall designate. Provided, however, that no Employee may be granted Options and Stock Appreciation Rights during any one calendar year to purchase more than 100,000 shares of Common Stock. Any Participant may hold more than one Option under the Plan and any other Plan of the Corporation or Subsidiary. The Committee shall determine the general terms and conditions of exercise, including any applicable vesting requirements, which shall be set forth in a Participant's Option Agreement. No Option granted hereunder may be exercised after the tenth anniversary of the Grant Date. The Committee may designate any Option granted as either an Incentive Stock Option or a Nonqualified Stock Option, or the Committee may designate a portion of an Option as an Incentive Stock Option or a Nonqualified Stock Option. At the discretion of the Committee, an Option may be granted in tandem with a Stock Appreciation Right.

               2.2 INCENTIVE STOCK OPTIONS. Any Option intended to constitute an Incentive Stock Option shall comply with the requirements of this
Section 2.2 No Incentive Stock Option shall be granted with an exercise price below its Fair Market Value on the Grant Date or with an exercise term that extends beyond 10 years from the Grant Date. An Incentive Stock Option shall not be granted to any Participant who owns (within the meaning of Code Section 424(d)) stock of the Corporation or any Subsidiary possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or a Subsidiary unless, at the Grant Date, the exercise price for the Option is at least 110% of the Fair Market Value of the shares subject to the Option and the Option, by its terms, is not exercisable more than 5 years after the Grant Date. The aggregate Fair Market Value of the underlying Common Stock (determined at the Grant Date) as to which Incentive Stock Options granted under the Plan (including a plan of a Subsidiary) may first be exercised by a Participant in any one calendar year shall not exceed $100,000. To the extent that an Option intended to constitute an Incentive Stock Option shall violate the foregoing $100,000 limitation (or any other limitation set forth in Code
Section 422), the portion of the Option that exceeds the $100,000 limitation (or exceeds any other Code Section 422 limitation) shall be deemed to constitute a Nonqualified Stock Option.

               2.3 OPTION PRICE. The Committee shall determine the per share exercise price for each Option granted under the Plan. The Committee, at its discretion, may grant Nonqualified Stock Options with an exercise price below 100% of the Fair Market Value of Common Stock on the Grant Date.

               2.4        PAYMENT FOR OPTION SHARES.

                          (A)       The purchase price for shares of Common
Stock to be acquired upon exercise of an Option granted hereunder shall be paid in full in cash or by personal check, bank draft or money order at the time of exercise; provided, however, that in lieu of such form of payment a Participant may pay such purchase price in whole or in part by tendering shares of Common Stock, which are freely owned and held by the Participant independent of any restrictions, hypothecations or other encumbrances, duly endorsed for transfer (or with duly executed stock powers attached), or in any combination of the above. Shares of Common Stock surrendered upon exercise shall be valued at the American Stock Exchange closing price for the Corporation's Common Stock on the day prior to exercise, as reported in The Wall Street Journal, and the certificate(s) for such shares, duly endorsed for transfer or accompanied by appropriate stock powers, shall be surrendered to the Corporation.
Participants who are subject to short swing profit restrictions under the Exchange Act and who exercise an Option by tendering previously-acquired shares shall do so only in accordance with the provisions of Rule 16b-3 of the Exchange Act.

                          (B)       At the discretion of the Committee, as set
forth in a Participant's Option Agreement, any Option granted hereunder may be deemed exercised by delivery to the Corporation of a properly executed exercise notice, acceptable to the Corporation, together with irrevocable instructions to the Participant's broker to deliver to the Corporation sufficient cash to pay the exercise price and any applicable income and employment withholding taxes, in accordance with a written agreement between the Corporation and the brokerage firm ("cashless exercise procedure").

                        III.  STOCK APPRECIATION RIGHTS


               3.1 GRANT OF STOCK APPRECIATION RIGHTS. Stock Appreciation Rights may be granted, held and exercised in such form as set by the Committee on an individual basis. A Stock Appreciation Right may be granted to a Participant with respect to such number of shares of Common Stock of the Corporation as the Committee may determine. The number of shares covered by the Stock Appreciation Right shall not exceed the number of shares of stock which the Participant could purchase upon the exercise of the related Option.

               3.2 EXERCISE OF STOCK APPRECIATION RIGHTS. A Stock Appreciation Right shall be deemed exercised upon receipt by the Corporation of written notice of exercise from the Participant. Except as permitted under Rule 16b-3, notice of exercise of a Stock Appreciation Right by a participant subject to the insider trading restrictions of Section 16(b) of the Securities Exchange Act of 1934, shall be limited to the period beginning on the third day following the release of the Corporation's quarterly or annual summary of earnings and ending on the 12th business day after such release.
The exercise term of each Stock Appreciation Right shall be limited to 10 years from its Grant Date or such earlier period as set by the related Option. A Stock Appreciation Right shall be exercisable only at such times and in such amounts as the related Option may be exercised. A Stock Appreciation Right granted to a Participant subject to the insider trading restrictions shall not be exercisable in whole or part during the first six months of its term, unless the Participant dies or becomes disabled during such six-month period.

               3.3        STOCK APPRECIATION RIGHT ENTITLEMENT.

                          (A)       Upon exercise of a Stock Appreciation
Right, a Participant shall be entitled to payment from the Corporation, in cash, shares, or partly in each (as determined by the Committee in accordance with any applicable terms of the Agreement), of an amount equal to the difference between--

                                    (1)     the Fair Market Value of the number
                          of shares subject to the Stock Appreciation Right on the exercise date, and

                                    (2)     the Option price of the associated
                          Option multiplied by the number of shares available under the Option.

                          (B)       Notwithstanding paragraph (a) of this
Section, upon exercise of a Stock Appreciation Right the Participant shall be required to surrender the associated Option.

               3.4        MAXIMUM STOCK APPRECIATION RIGHT AMOUNT PER SHARE.
The Committee may, at its sole discretion, establish (at the time of grant) a maximum amount per share which shall be payable upon the exercise of a Stock Appreciation Right, expressed as a dollar amount or as a percentage or multiple of the Option price of a related Option.


                              IV. RESTRICTED STOCK

               4.1 GRANT OF RESTRICTED STOCK. Subject to the terms and conditions of the Plan, the Committee, at any time and from time to time, may grant shares of Restricted Stock under this Plan to such Employees and in such amounts as it shall determine.

               4.2 RESTRICTED STOCK AGREEMENT. Each grant of Restricted Stock shall be evidenced by a Restricted Stock Agreement that shall specify the terms of the restrictions, including the restriction period, or periods, the number of Restricted Stock shares subject to the grant, and such other provisions, including performance goals, as the Committee shall determine.

               4.3 TRANSFERABILITY. Except as provided in this Article IV of the Plan, the shares of Restricted Stock granted hereunder may not be transferred, pledged, assigned, or otherwise alienated or hypothecated until the termination of the applicable Restriction Period or for such period of time as shall be established by the Committee and as shall be specified in the Restricted Stock Agreement, or upon the earlier satisfaction of other conditions as specified by the Committee in its sole discretion and as set forth in the Restricted Stock Agreement. All rights with respect to the Restricted Stock granted to an Employee shall be exercisable during a Participant's lifetime only by the Participant or the Participant's legal representative.

               4.4 OTHER RESTRICTIONS. The Committee shall impose such other restrictions on any shares of Restricted Stock granted under the Plan as it may deem advisable including, without limitation, restrictions under applicable Federal or State securities laws, and may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions.

               4.5 CERTIFICATE LEGEND. In addition to any legends placed on certificates pursuant to Sections 4.3 and 4.4, each certificate representing shares of Restricted Stock shall bear the following legend:

               The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary or by operation of law, is subject to certain restrictions on transfer set forth in the Champion Enterprises, Inc. 1995 Stock Option and Incentive Plan ("Plan"), rules and administrative guidelines adopted pursuant to such Plan and a Restricted Stock Agreement dated __________ __, ____. A copy of the Plan, such rules and such Restricted Stock Agreement may be obtained from the General Counsel of Champion Enterprises, Inc.

               4.7 REMOVAL OF RESTRICTIONS. Except as otherwise provided in this Article IV of the Plan, and subject to applicable federal and state securities laws, shares covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the Restriction Period. Once the shares are released from the restrictions, the Participant shall be entitled to have the legend required by Section 4.5 of the Plan removed from the applicable Common Stock certificate. Provided further, the Committee shall have the discretion to waive the applicable Restriction Period with respect to all or any part of a Restricted Stock grant.

               4.8 VOTING RIGHTS. During the Restriction Period, Participants holding shares of Restricted Stock granted hereunder may exercise full voting rights with respect to the Restricted Stock.

               4.9 DIVIDENDS AND OTHER DISTRIBUTIONS. During the Restriction Period, a Participant shall be entitled to receive all dividends and other distributions paid with respect to shares of Restricted Stock. If any dividends or distributions are paid in shares of Common Stock during the Restriction Period, the dividend or other distribution shares shall be subject to the same restrictions on transferability as the shares of Restricted Stock with respect to which they were paid.


                          V.  PERFORMANCE SHARE AWARDS

               5.1 GRANT OF PERFORMANCE SHARE AWARDS. The Committee, at its discretion, may grant Performance Share Awards to Employees of the Corporation and its Subsidiaries and may determine, on an individual or group basis, the performance goals to be attained pursuant to each Performance Share Award.

               5.2 TERMS OF PERFORMANCE SHARE AWARDS. In general, Performance Share Awards shall consist of rights to receive cash, Common Stock or a combination of each, if designated performance goals are achieved. The terms of a Participant's Performance Share Award shall be set forth in his individual Performance Share Agreement. Each Agreement shall specify the performance goals applicable to a particular Employee or group of Employees, the period over which the targeted goals are to be attained, the payment schedule if the goals are attained, and any other terms, conditions and restrictions applicable to an individual Performance Share Award and not inconsistent with the provisions of the Plan. The Committee, at its discretion, may waive all or part of the conditions, goals and restrictions applicable to the receipt of full or partial payment of a Performance Share Award.


                          VI.  ANNUAL INCENTIVE AWARDS

               6.1        GRANT OF ANNUAL INCENTIVE AWARDS.

                          (A)       The Committee, at its discretion, may grant
Annual Incentive Awards to such Employees as it may designate from time to time. Annual Incentive Awards shall be based upon pre-established, objective performance goals that are intended to satisfy the performance-based compensation requirements of Code Section 162(m) and the regulations promulgated thereunder.

                          (B)       The determination of Annual Incentive
Awards for a given year shall be based upon the attainment of specified levels of Corporation performance as measured by any or all of the following: earnings (as measured by net income, net income per share, operating income or operating income per share), sales and market capitalization.

                          (C)       For each fiscal year of the Corporation,
the Committee shall (i) select those Employees who shall be eligible to receive an Annual Incentive Award, (ii) determine the performance period which may be a one, two or three fiscal year period; (iii) determine four target levels of Corporation performance, a threshold level and first, second and third target levels, and (iv) determine the level of Annual Incentive Award to be paid to each selected Employee upon the achievement of threshold and target performance levels as provided below. The Committee shall make the foregoing determinations prior to the commencement of services to which an Annual Incentive Award relates (or within the permissible time-period established under Code Section 162(m)) and while the outcome of the performance goals and targets is uncertain.

                          (D)       A Participant who is transferred, promoted
or hired into a position with the Corporation or a Subsidiary during a fiscal year who replaces an Employee who was selected to receive an Annual Incentive Award automatically shall receive an Annual Incentive Award that is prorated, based on the Participant's full months of employment in such position during the fiscal year.

               6.3        ATTAINMENT OF PERFORMANCE TARGETS.

                          (A)       For each fiscal year, the Committee shall
certify, in writing: (i) the degree to which the Corporation has attained the performance targets, and (ii) the amount of the Annual Incentive Award to be paid to each selected Employee.

                          (B)       Notwithstanding anything to the contrary
herein, the Committee may, in its discretion, reduce any Annual Incentive Award based on such factors as may be determined by the Committee, including a determination by the Committee that such a reduction is appropriate: (i) in light of pay practices of competitors; or (ii) in light of the Corporation's or an selected Employee's:

                                    (1)     performance relative to
                                            competitors; and

                                    (2)     performance with respect to the
                                            Corporation's strategic business
                                            goals.

               6.4 PAYMENT OF ANNUAL INCENTIVE AWARDS. An Annual Incentive Award shall be paid only if (i) shareholders approve both the Plan and the preestablished formula determined by the Committee; (ii) the Corporation achieves at least the threshold performance level; and (iii) the Committee makes the certification described in Section 6.3.

               6.5        ANNUAL INCENTIVE AWARD PAYMENT FORMS.

                          (A)       Annual Incentive Awards shall be paid in
cash and/or shares of Common Stock of the Corporation, at the discretion of the Committee. Payments shall be made within 30 days following (i) a certification by the Committee that the performance targets were attained, and (ii) a determination by the Committee that the amount of an Annual Incentive Award shall not be decreased in accordance with Section 6.3. The aggregate maximum Annual Incentive Award that may be earned by any Participant on behalf of any one fiscal year (calculated as of the last day of the fiscal year for which the Annual Incentive Award is earned) may not exceed the lesser of five times the Participant's base salary for the fiscal year or $2,000,000.

                          (B)       The amount of an Annual Incentive Award to
be paid upon the attainment of each targeted level of performance shall equal a percentage of each Participant's base salary for the fiscal year, as determined by the Committee.

                        VIII.  TERMINATION OF EMPLOYMENT

               7.1.       OPTIONS AND STOCK APPRECIATION RIGHTS.

                          (A)       If, prior to the date that an Option or
Stock Appreciation Right first becomes exercisable, a Participant's employment is terminated for any reason other than a Change in Control, the Participant's right to exercise the Option or Stock Appreciation Right shall terminate and all rights thereunder shall cease.

                          (B)       If, on or after the date that an Option or
Stock Appreciation Right first becomes exercisable, a Participant's employment is terminated for any reason other than death, Disability, or Retirement, the Participant shall have the right, within the earlier of (i) the expiration of the Option or Stock Appreciation Right, and (ii) three months after termination of employment for an Incentive Stock Option and the period designated in the Participant's Agreement for a Nonqualified Stock Option, to exercise the Option or Stock Appreciation Right to the extent that it was exercisable and unexercised on the date of the Participant's termination of employment, subject to any other limitation on the exercise of the Option or Stock Appreciation Right in effect on the date of exercise. The Committee may designate in a Participant's Agreement that an Option or Stock Appreciation Right shall terminate at an earlier time than set forth above.

                          (C)       If, on or after the date that an Option or
Stock Appreciation Right first becomes exercisable, a Participant dies while an Option or Stock Appreciation Right is still exercisable, the person or persons to whom the Option or Stock Appreciation Right shall have been transferred by will or by the laws of descent and distribution, shall have the right within the exercise period specified in the Participant's Agreement to exercise the Option or Stock Appreciation Right to the extent that it was exercisable and unexercised on the Participant's date of death, subject to any other limitation on exercise in effect on the date of exercise. Provided, however, that the beneficial tax treatment of an Incentive Stock Option may be forfeited if the Option is exercised more than one year after a Participant's date of death.

                          (D)       If, on or after the date that an Option or
Stock Appreciation Right first becomes exercisable, a Participant terminates employment due to Disability, the Participant shall have the right, within the earlier of (i) the expiration of the Option or Stock Appreciation Right, and
(ii) one year after termination of employment for an Incentive Stock Option and the period designated in the Participant's Agreement for a Nonqualified Stock Option, to exercise the Option or Stock Appreciation Right to the extent that it was exercisable and unexercised on the date of the Participant's termination of employment, subject to any other limitation on the exercise of the Option or Stock Appreciation Right in effect on the date of exercise. If the Participant dies after termination of employment while the Option or Stock Appreciation Right is still exercisable, the Option or Stock Appreciation Right shall be exercisable in accordance with the terms of Subsection (c), above.

                          (E)       If, on or after the date that an Option or
Stock Appreciation Right first becomes exercisable, a Participant terminates employment due to Retirement, the Participant shall have the right, within the earlier of (i) the expiration of the Option or Stock Appreciation Right, and
(ii) three months after termination of employment for an Incentive Stock Option and the period designated in the Participant's Agreement for a Nonqualified Stock Option, to exercise the Option or Stock Appreciation Right to the extent that it was exercisable and unexercised on the date of the Participant's termination of employment, subject to any other limitation on the exercise of the Option or Stock Appreciation Right in effect on the date of exercise. If the Participant dies or incurs a Disability after termination of employment while the Option or Stock Appreciation Right is still exercisable, the Option or Stock Appreciation Right shall be exercisable in accordance with the terms of Subsections (c), or (d) above, as applicable.

                          (F)       The Committee, at the time of a
Participant's termination of employment, may accelerate a Participant's right to exercise an Option or extend the exercise period of an Option or Stock Appreciation Right; provided, however that the extension of the exercise period for an Incentive Stock Option may cause such Option to forfeit its preferential tax treatment.

                          (G)       Shares subject to Options and Stock
Appreciation Rights that are not exercised in accordance with the provisions of
(a) through (f) above shall expire and be forfeited by the Participant as of their expiration date and shall become available for new grants and awards under the Plan as of such date.

               7.2 RESTRICTED STOCK. If a Participant terminates employment for any reason other than a Change in Control, the Participant's shares of Restricted Stock still subject to the Restriction Period automatically shall expire and be forfeited by the Participant and, subject to
Section 1.6, shall be
available for new grants and awards under the Plan as of such termination date; provided, however, that the Committee, in its sole discretion, may waive the restrictions remaining on any or all shares of Restricted Stock and add such new restrictions to such shares of Restricted Stock as it deems appropriate.

               7.3 PERFORMANCE SHARES. Performance Share Awards shall expire and be forfeited by a Participant upon the Participant's termination of employment for any reason other than a Change in Control and such shares shall be available for new grants and awards under the Plan as of such termination date; provided, however, that the Committee, in its discretion, may waive all or part of the conditions, goals and restrictions applicable to the receipt of full or partial payment of a Performance Share Award.

               7.4        ANNUAL INCENTIVE AWARDS.

                          (A)       A Participant who has been granted an
Annual Incentive Award and terminates employment due to Retirement, Disability or death prior to the end of the Corporation's fiscal year shall be entitled to a prorated payment of the Annual Incentive Award, based on the number of full months of employment during the fiscal year. Any such prorated Annual Incentive Award shall be paid at the same time as regular Annual Incentive Awards or, in the event of the Participant's death, to the beneficiary designated by the Participant.

                          (B)       A Participant who has been granted an
Annual Incentive Award and resigns or is terminated for any reason (other than Retirement, Disability or death), before the end of the Corporation's fiscal year for which the Annual Incentive Award is to be paid, shall forfeit the right to an Annual Incentive Award payment for that fiscal year.

               7.5 OTHER PROVISIONS. The transfer of an Employee from one corporation to another among the Corporation and any of its Subsidiaries, or a leave of absence under the leave policy of the Corporation or any of its Subsidiaries shall not be a termination of employment for purposes of the Plan.


                    VIII.  ADJUSTMENTS AND CHANGE IN CONTROL

               8.1        ADJUSTMENTS.

                          (A)       The total amount of Common Stock for which
Options, Stock Appreciation Rights, Restricted Stock,

Performance Share Awards and Annual Incentive Awards may be issued under the Plan, and the number of shares subject to any such grants or awards (both as to the number of shares of Common Stock and the Option price), shall be adjusted pro rata for any increase or decrease in the number of outstanding shares of Common Stock resulting from payment of a stock dividend on Common Stock, a subdivision or combination of shares of Common Stock, or a reclassification of Common Stock.

                          (B)       The foregoing adjustments shall be made by
the Committee. Any such adjustment shall provide for the elimination of any fractional share which might otherwise become subject to an Option, Stock Appreciation Right, Restricted Stock Grant, Performance Share Award or Annual Incentive Award.

               8.2 CHANGE IN CONTROL. Notwithstanding anything contained herein to the contrary, upon a Change in Control, (i) any outstanding Option or Stock Appreciation Right granted hereunder immediately shall become exercisable in full, regardless of any installment provision applicable to such Option or Stock Appreciation Right; (ii) the remaining Restriction Period on any Restricted Stock granted hereunder immediately shall lapse and the shares shall become fully transferable, subject to any applicable federal or state securities laws; (iii) all performance goals and conditions shall be deemed to have been satisfied and all restrictions shall lapse on any outstanding Performance Share Awards, which immediately shall become payable in full; and
(iv) the performance targets for an Annual Incentive Award shall be valued as of the date of the Change in Control, and any payments due thereunder shall become payable in full.

                               IX.  MISCELLANEOUS


               9.1 PARTIAL EXERCISE/FRACTIONAL SHARES. The Committee may permit, and shall establish procedures for, the partial exercise of Options and Stock Appreciation Rights granted under the Plan. No fractional shares shall be issued in connection with the exercise of a Stock Appreciation Right or payment of a Performance Share Award or Annual Incentive Award; instead, the Fair Market Value of the fractional shares shall be paid in cash, or at the discretion of the Committee, the number of shares shall be rounded down to the nearest whole number of shares and any fractional shares shall be disregarded.

               9.2 RULE 16B-3 REQUIREMENTS. Notwithstanding any other provision of the Plan, the Committee may impose such conditions on the exercise of an Option or Stock Appreciation

Right (including, without limitation, the payment of the right of the Committee to limit the time of exercise to specified periods), or the grant of Restricted Stock or the payment of a Performance Share Award or Annual Incentive Award, as may be required to satisfy the requirements of Rule 16b-3 of the Exchange Act.

               9.3 RIGHTS PRIOR TO ISSUANCE OF SHARES. No Participant shall have any rights as a shareholder with respect to shares covered by an Option, Stock Appreciation Right, Restricted Stock grant, Performance Share Award or Annual Incentive Award until the issuance of a stock certificate for such shares. No adjustment shall be made for dividends or other rights with respect to such shares for which the record date is prior to the date the certificate is issued.

               9.4 NON-ASSIGNABILITY. No Option, Stock Appreciation Right, Restricted Stock grant, Performance Share Award or Annual Incentive Award shall be transferable by a Participant except by will or the laws of descent and distribution. During the lifetime of a Participant, an Option or Stock Appreciation Right shall be exercised only by the Participant. No transfer of an Option, Stock Appreciation Right, Restricted Stock grant, Performance Share Award or Annual Incentive Award by will or the laws of descent and distribution shall be effective to bind the Corporation unless the Corporation shall have been furnished with written notice thereof and a copy of the will or such evidence as the Corporation may deem necessary to establish the validity of the transfer and the acceptance by the transferee of the terms and conditions of the Option, Stock Appreciation Right, Restricted Stock grant, Performance Share Award or Annual Incentive Award.

               9.5.       SECURITIES LAWS.

                          (A)       Anything to the contrary herein
notwithstanding, the Corporation's obligation to sell and deliver Common Stock pursuant to the exercise of an Option or Stock Appreciation Right or deliver Common Stock pursuant to a Restricted Stock grant, Performance Share Award or Annual Incentive Award is subject to such compliance with federal and state laws, rules and regulations applying to the authorization, issuance or sale of securities as the Corporation deems necessary or advisable. The Corporation shall not be required to sell and deliver or issue Common Stock unless and until it receives satisfactory assurance that the issuance or transfer of such shares shall not violate any of the provisions of the Securities Act of 1933 or the Securities Exchange Act of 1934, or the rules and regulations of the Securities Exchange Commission promulgated thereunder or those of the American Stock Exchange or any stock exchange on which the Common Stock may be listed, the provisions of any state laws governing the sale of securities, or that there has been compliance with the provisions of such acts, rules, regulations and laws.

                          (B)       The Committee may impose such restrictions
on any shares of Common Stock acquired pursuant to the exercise of an Option or Stock Appreciation Right or the grant of Restricted Stock or the payment of a Performance Share Award or Annual Incentive Award under the Plan as it may deem advisable, including, without limitation, restrictions (i) under applicable federal securities laws, (ii) under the requirements of the American Stock Exchange or any stock exchange or other recognized trading market upon which such shares of Common Stock are then listed or traded, and (iii) under any blue sky or state securities laws applicable to such shares. No shares shall be issued until counsel for the Corporation has determined that the Corporation has complied with all requirements under appropriate securities laws.

               9.6        WITHHOLDING TAXES.

                          (A)       The Corporation shall have the right to
withhold from a Participant's compensation or require a Participant to remit sufficient funds to satisfy applicable withholding for income and employment taxes upon the exercise of an Option or Stock Appreciation Right or the lapse of the Restriction Period on a Restricted Stock grant or the payment of a Performance Share Award or Annual Incentive Award. A Participant may make a written election to tender previously-acquired shares of Common Stock or have shares of stock withheld from the exercise, provided that the shares have an aggregate Fair Market Value sufficient to satisfy in whole or in part the applicable withholding taxes. The cashless exercise procedure of Section 2.4 may be utilized to satisfy the withholding requirements related to the exercise of an Option. At no point shall the Corporation withhold from the exercise an Option more shares than are necessary to meet the established tax withholding requirements of federal, state and local obligations.

                          (B)       Except as permitted under Rule 16b-3 of the
Exchange Act, a Participant subject to the insider trading restrictions of
Section 16(b) of the Exchange Act may use Common Stock to satisfy the applicable withholding requirements only if notice of election to exercise is given to the Committee within the 10-day "window periods" set forth in Rule 16b-3, or such election is made at least six months prior to the date on which the exercise of the Option or Stock Appreciation Right, or the receipt of the Restricted Stock grant, Performance Share Award or Annual Incentive Award becomes taxable. Any election by a Participant to utilize Common Stock for withholding purposes is subject to the discretion of the Committee.

               9.7        TERMINATION AND AMENDMENT.

                          (A)       The Board may terminate the Plan, or the
granting of Options, Stock Appreciation Rights, Restricted Stock, Performance Share Awards or Annual Incentive Awards under the Plan, at any time. No new grants or awards shall be made under the Plan after November 28, 2004.

                          (B)       The Board may amend or modify the Plan at
any time and from time to time, but no amendment or modification, without the approval of the shareholders of the Corporation, shall (i) materially increase the benefits accruing to Participants under the Plan; (ii) increase the amount of Common Stock for which grants and awards may be made under the Plan, except as permitted under Sections 1.6 and 8.1; or (iii) change the provisions relating to the eligibility of individuals to whom grants and awards may be made under the Plan.

                          (C)       No amendment, modification, or termination
of the Plan shall in any manner affect any Option, Stock Appreciation Right, Restricted Stock Grant, Performance Share Award or Annual Incentive Award granted under the Plan without the consent of the Participant holding the Option, Stock Appreciation Right, Restricted Stock Grant, Performance Share Award or Annual Incentive Award.

               9.8 EFFECT ON EMPLOYMENT. Neither the adoption of the Plan nor the granting of any Option, Stock Appreciation Right, Restricted Stock, Performance Share Award or Annual Incentive Award pursuant to the Plan shall be deemed to create any right in any individual to be retained or continued in the employment of the Corporation or a Subsidiary.

               9.9 USE OF PROCEEDS. The proceeds received from the sale of Common Stock pursuant to the Plan will be used for general corporate purposes of the Corporation.

               9.10 APPROVAL OF PLAN. The Plan shall be subject to the approval of the holders of at least a majority of the Common Stock of the Corporation present and entitled to vote at a meeting of shareholders of the Corporation held within 12 months after adoption of the Plan by the Board. No Option, Stock Appreciation Right, Restricted Stock Grant, Performance Share Award or Annual Incentive Award granted under the Plan may be exercised in whole or in part unless the Plan has been approved by the shareholders as provided herein. If not approved by shareholders within 12 months after approval by the Board, the Plan and any Options, Stock Appreciation Rights, Restricted Stock, Performance Share Awards and Annual Incentive Awards granted under the Plan shall be rescinded.


               IN WITNESS WHEREOF, this 1995 Stock Option and Incentive Plan has been executed on behalf of the Corporation on this the _____ day of ______________, 1995.

                                    CHAMPION ENTERPRISES, INC.



                                    By:____________________________________
                                        Walter R. Young, Jr.
                                        Chairman of the Board of Directors,
                                        President and Chief Executive
                                           Officer


                       BOARD APPROVAL:          11/29/94

            SHAREHOLDER APPROVAL:        [5/1/95]

                                                                    APPENDIX 3



                           CHAMPION ENTERPRISES, INC.

               1995 STOCK RETAINER PLAN FOR NONEMPLOYEE DIRECTORS

                             I.  GENERAL PROVISIONS


              1.1 ESTABLISHMENT. On November 29, 1994, the Board of Directors ("Board") of Champion Enterprises, Inc. ("Corporation") adopted the Champion Enterprises, Inc. 1995 Stock Retainer Plan for Nonemployee Directors ("Plan"), subject to the approval of shareholders at the Corporation's Annual Meeting on May 1, 1995.

              1.2 PURPOSE. The purpose of the Plan is to promote the best interests of the Corporation and its shareholders by encouraging Nonemployee Directors of the Corporation to acquire an ownership interest in the Corporation, thus identifying their interests with those of shareholders.

              1.3 DEFINITIONS. As used in this Plan, the following terms have the meaning described below:

                        (A) "BOARD" means the Board of Directors of the Corporation.

                        (B) "CODE" means the Internal Revenue Code of 1986, as amended.

                        (C)     "COMMON STOCK" means shares of the
Corporation's authorized common stock.

                        (D) "CORPORATION" means Champion Enterprises, Inc., a Michigan corporation.

                        (E) "FAIR MARKET VALUE" means (i) the mean between the high and low sales prices of a share of Common Stock of the Corporation on the American Stock Exchange for the applicable date, as reported in The Wall Street Journal, or (ii) such other fair market value of the Common Stock of the Corporation as determined in good faith by the Corporation.

                        (F) "NONEMPLOYEE DIRECTOR" means an individual who has been elected or appointed to serve as a Director of the Corporation and is not an employee of the Corporation or a Subsidiary.

                        (G) "PLAN" means the Champion Enterprises, Inc. 1995 Stock Retainer Plan for Nonemployee Directors, the terms of which are set forth herein, and amendments thereto.

                        (H) "RETIREMENT" means retirement in accordance with the Corporation's retirement policy for Directors.

                        (I) RULE 16B-3: means Rule 16b-3 of the Securities and Exchange Commission (or any successor provision in effect at the applicable time).

                        (J) STOCK RETAINER: means the payment of Common Stock as the annual retainer for service as a Nonemployee Director.

                        (K) "SUBSIDIARY" means a corporation defined in Code Section 424(f).

              1.4 ELIGIBILITY AND PARTICIPATION. All Nonemployee Directors are eligible to participate in the Plan and each such Director shall participate as described in Article 2.

              1.5       STOCK.

                        (A) Subject to the provisions of paragraph (c) of this Section 1.5 and the provisions of Section 3.1, no more than 50,000 shares of Common Stock may be issued pursuant to Stock Retainers under the Plan.

                        (B) Authorized but unissued shares of Common Stock and issued shares of Common Stock held by the Corporation or a Subsidiary, whether acquired specifically for use under this Plan or otherwise, may be used for purposes of the Plan.

                        (C) If any shares of Common Stock issued pursuant to a Stock Retainer shall, after issuance, be reacquired by the Corporation for any reason, such shares shall no longer be charged against the limitation provided for in paragraph (a) of this Section 1.5 and may again be issued pursuant to Stock Retainers.

                         II.  TERMS OF STOCK RETAINERS


              2.1 STOCK RETAINERS. Stock Retainers shall be subject to the following provisions:

                        (A)     Except as provided in paragraph (b) of this
Section 2.1, effective as of May 1, 1995, and on each Annual Meeting date through the year 2000, each individual elected as a Nonemployee Director on an Annual Meeting date shall be paid a Stock Retainer consisting of 1,200 shares of Common Stock for his or her services as a Nonemployee Director until the next Annual Meeting of Shareholders. Any Nonemployee Director who





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serves as the chairperson of a Board Committee during such year shall receive an additional 100 shares of Common Stock.

                        (B) Any new Nonemployee Director who is appointed by the Board to fill a vacancy on the Board prior to an Annual Meeting of Shareholders shall receive a Stock Retainer consisting of a pro-rated number of shares for such interim term.

                        (C) Once a certificate for shares is issued to a Nonemployee Director pursuant to a Stock Retainer, such shares shall not be forfeited upon the Nonemployee Director's termination of services on the Board regardless of the reason for such termination.

                               III. MISCELLANEOUS


              3.1       ADJUSTMENT PROVISIONS.

                        (A) The total amount of Common Stock reserved under the Plan for Retainers shall be adjusted pro rata for any increase or decrease in the number of outstanding shares of Common Stock resulting from payment of a stock dividend on Common Stock, a subdivision or combination of shares of Common Stock, or a reclassification of Common Stock.

                        (B) The foregoing adjustments shall provide for the elimination of any fractional share.


              3.2       PLAN EFFECTIVE DATE, TERMINATION AND AMENDMENT.

                        (A) The Plan shall be effective upon approval of the shareholders at the Corporation's Annual Meeting on May 1, 1995. No Stock Retainers shall be paid under this Plan with respect to any period beginning after the annual meeting date in the year 2000.

                        (B) The Plan may be amended or terminated by the Board of Directors at any time; provided, however, that (i) no amendment shall become effective without the approval of shareholders to the extent that such approval is required under Rule 16b-3; and (ii) neither the Retainer Amount nor any other provision of the Plan that affects the number of shares of Common Stock subject to a Stock Retainer or the frequency with which Stock Retainers are paid, may be amended or otherwise modified more than once very six months, except as may be required to comply with the Code or Rule 16b-3, as they may be amended from time to time.





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





              3.3       GENERAL PROVISIONS.

                        (A) Nothing in this Plan or in any instrument executed pursuant hereto shall confer upon any individual the right to continue to serve as a Nonemployee Director of the Corporation.

                        (B) No shares of Common Stock shall be issued pursuant to a Stock Retainer unless and until all legal requirements applicable to the issuance of such shares have, in the opinion of counsel to the Corporation, been complied with. In connection with any such issuance, the person acquiring the shares shall, if requested by the Corporation, give assurances, satisfactory to the Corporation, in respect of such matters as the Corporation or a Subsidiary may deem desirable to assure compliance with all applicable legal requirements.

                        (C) No person (individually or as a member of a group), and no beneficiary or other person claiming under or through him, shall have any right, title or interest in or to any shares of common Stock allocated or reserved for the purposes of this Plan or subject to any Stock Retainer except as to such shares of Common Stock, if any, as shall have been issued to him.

                        (D) Nothing in this Plan is intended to be a substitute for, or shall preclude or limit the establishment or continuation of, any other plan, practice or arrangement for the payment of compensation or benefits to Nonemployee Directors that the Corporation now has or may hereafter put into effect.


              IN WITNESS WHEREOF, this Champion Enterprises, Inc. 1995 Stock Retainer Plan for Nonemployee Directors has been executed on behalf of the Corporation on this the ____ day of ___________, 1995.


                                 CHAMPION ENTERPRISES, INC.


                                 By:________________________
                                     Walter R. Young, Jr.
                                     Chairman of the Board of
                                     Directors, President and
                                       Chief Executive Officer

            BOARD APPROVAL:    11/29/94

    SHAREHOLDER APPROVAL:  [5/1/95]







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